SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X] Filed by the Registrant
    Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

           -----------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
       (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

     -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

           -----------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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PAGE

[GRAPHIC]
FRANKLIN TEMPLETON
INVESTMENTS



                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for September 14, 2000 at 10:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card/voting instruction card. A proxy/voting instruction card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 1 of the proxy statement. Similarly, when you complete your voting instruction card, it tells the Templeton Capital Accumulation Plan ("TCA Plan") how to vote on these important issues relating to the Fund. If you simply sign the voting instruction card, but don't specify a vote for one or more Proposals, your shares will be voted in favor of each Nominee, Proposal and Sub-Proposal. If you fail to return your voting instruction card, your shares will be voted in the same proportion as shares for which instructions have been received by the TCA Plan from the other TCA plan holders.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy/voting instruction card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call 1-888/881-TCAP
(8227).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                           500 East Broward Boulevard
                      Fort Lauderdale, Flordia 33394-3091

                          A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider a number of important matters relating to your investment in Templeton Capital Accumulator Fund, Inc. (the "Fund") in connection with a Special Meeting of Shareholders to be held on September 14, 2000 at 10:00 a.m. Eastern time at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. The materials that we have included discuss the proposals to be voted on at the meeting that will affect the future of the Fund.

The Board of Directors recommends that, among other items, you cast your vote in favor of:

    1. The election of a Board of Directors;

    2. Ratifying the appointment by the Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended August 31, 2001;

    3. Amending certain of the Fund's fundamental investment restrictions;

    4. Eliminating certain of the Fund's fundamental investment restrictions;

    5. Adopting a Rule 12b-1 Distribution Plan; and

    6. Reorganizing the Fund from a Maryland corporation to a Delaware business trust.

PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY/INSTRUCTION CARD.

We ask you to confirm the Board's recommendation by re-electing the current Directors of the Fund and electing the Board's nominees for three additional Directors. We also ask that you ratify the Board's selection of PricewaterhouseCoopers LLP as independent auditors of the Fund.

We propose amending or eliminating certain of the Fund's fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals, which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives.

We also propose that a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 be adopted in an effort to ensure that the Fund is properly positioned in the marketplace to compete with other mutual funds and, in particular, other mutual funds offered through contractual plans.

Finally, we propose that the Fund be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

The proxy statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and is required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

                                          Sincerely,

                                          Gary P. Motyl
                                          President

                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                           500 East Broward Boulevard
                      Fort Lauderdale, Florida 33394-3091

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 14, 2000

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of TEMPLETON CAPITAL ACCUMULATOR FUND, INC. (the "Fund") will be held at the office of the Fund, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, on September 14, 2000 at 10:00 a.m. Eastern time to vote on the following Proposals and Sub-Proposals:

    1. The election Directors of the Fund (Proposal 1).

    2. The ratification or rejection of the selection of the independent auditors (Proposal 2);

    3. To approve the amendment of certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(g));

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4);

    5. To adopt a Rule 12b-1 Distribution Plan (Proposal 5);

    6. To approve the reorganization of the Fund from a Maryland corporation to a Delaware business trust (Proposal 6); and

    7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof (Proposal 7).

The Board of Directors has fixed August 2, 2000 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjourned Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

Fort Lauderdale, Florida
August 14, 2000

 Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

                               TABLE OF CONTENTS

                                                                          Page
                                                                         -----
PROXY STATEMENT
Questions and Answers ................................................      1
Proposal 1: The Election of Directors ................................      5
Proposal 2: The Ratification or Rejection of the Selection of
            PricewaterhouseCoopers LLP as Independent Auditors .......     15
Introduction to Proposals 3 and 4 ....................................     16
Proposal 3: To Approve Amendments to Certain of the Fund's
            Fundamental Investment Restrictions (Includes 7
            Sub-Proposals) ...........................................     17
    3(a) Borrowing ...................................................     17
    3(b) Underwriting ................................................     19
    3(c) Lending .....................................................     20
    3(d) Industry concentration ......................................     22
    3(e) Real Estate and Commodities .................................     23
    3(f) Senior Securities ...........................................     24
    3(g) Diversification .............................................     26
Proposal 4: To Approve the Elimination of Certain of the Fund's
            Fundamental Investment Restrictions ......................     28
Proposal 5: To Adopt a Rule 12b-1 Distribution Plan ..................     34
Proposal 6: To Approve the Reorganization of the Fund from a Maryland
            Corporation to a Delaware Business Trust .................     40
Proposal 7: Other Business ...........................................     45
Information about the Fund ...........................................     45
Further Information about Voting and the Meeting .....................     46
EXHIBITS
Exhibit A: Fundamental Investment Restrictions Proposed to be Amended     A-1
Exhibit B: Current Fundamental Investment Policies and Restrictions
           Proposed to be Eliminated .................................    B-1
Exhibit C: Rule 12b-1 Distribution Plan ..............................    C-1
Exhibit D: Agreement and Plan of Reorganization ......................    D-1
Exhibit E: Comparison and Significant Differences between Delaware
           Business Trusts and Maryland Corporations .................    E-1

                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                PROXY STATEMENT

                           - Questions and Answers -

INFORMATION ABOUT VOTING

     Q. Who is asking for my vote?

     A. The Board of Directors of Templeton Capital Accumulator Fund, Inc. (the "Fund"), in connection with the Special Shareholders' Meeting to be held at 10:00 a.m. Eastern Time September 14, 2000 (the "Meeting") at the offices of the Fund, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, has requested your vote on several matters.

     Q. Who is eligible to vote?

     A. Shareholders of record of the Fund at the close of business on August 2, 2000 are entitled to vote at the Meeting or any adjourned Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 14, 2000.

     Q. What is being voted on at the Meeting?

     A. The Board of Directors is asking shareholders to vote on following proposals affecting the Fund:

      1. The election of a Board of Directors of the Fund (Proposal 1);

      2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended August 31, 2001 (Proposal 2);

      3. To amend certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(g));

      4. To eliminate certain of the Fund's fundamental investment restrictions (Proposal 4);

      5. To adopt a Rule 12b-1 Distribution Plan (Proposal 5);

      6. To reorganize the Fund from a Maryland corporation to a Delaware business trust (Proposal 6); and

      7. To grant proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof (Proposal 7).

    Q. How do the Directors recommend that I vote on these proposals?

    A. The Directors recommend that you vote:

      1. FOR the election of all nominees as Directors;

      2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ended August 31, 2001;

      3. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

      4. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

      5. FOR the adoption of the proposed 12b-1 Distribution Plan;

      6. FOR the reorganization of the Fund from a Maryland corporation to a Delaware business trust; and

      7. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

     Q. Are there any proposals that will impact the Fund's investment policies or limitations?

     A. Yes. Although no substantive changes to the Fund's investment program are currently contemplated, it is proposed that all of the Fund's investment restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended or eliminated. If these proposals are approved by shareholders, the Fund's Board of Directors will have greater flexibility to respond to future developments by changing the Fund's investment restrictions in a manner intended to achieve the Fund's investment objective of long-term capital growth without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Fund's investment restrictions. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment policies and restrictions that would not otherwise require convening a shareholder meeting. Shareholder approval of these proposals is not expected to affect the Fund's current investment program or overall level of risk.

     Q. Why am I being asked to approve amendments to certain of the Fund's fundamental investment restrictions?

     A. Certain of the Fund's fundamental investment restrictions were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment of these fundamental restrictions will provide the Fund with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Fund is managed.

     Q. Why am I being asked to approve the elimination of certain of the Fund's fundamental investment restrictions?

     A. Several of the Fund's current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary and potentially burdensome in the future. Approval of this proposal to eliminate certain restrictions initially will not result in changes to the management of the Fund, but will provide the Fund with greater flexibility to pursue its investment goal of long-term capital growth.

     Q. Why am I being asked to approve a Rule 12b-1 Distribution Plan?

     A. The Board believes that, by adopting a Rule 12b-1 Distribution Plan, your Fund may be in a better competitive position in the marketplace, which could potentially allow the Fund to increase net new sales. In addition, it is expected that, if the Rule 12b-1 Distribution Plan is approved by shareholders, all Templeton Capital Accumulation Plan ("TCA Plan") sales charges after the first 12 payments will be eliminated, except for certain face changes, which would allow all existing shareholders to have a greater percentage of their TCA Plan payments actually invested in the Fund. Second, adopting the Distribution Plan would allow the Fund to be competitively priced. Such competitive pricing structure may result in increased Fund assets resulting from increased sales of new TCA Plans, thereby potentially allowing efficiencies in portfolio management. Finally, paying dealers continuing compensation should motivate them to maintain and enhance the level of service provided to Fund shareholders. If the Rule 12b-1 Distribution Plan is approved by shareholders, the Fund's expenses will be increased by the amount of the 12b-1 fee.

     Q. Why am I being asked to approve the reorganization of the Fund from a Maryland corporation to a Delaware business trust?

     A. Delaware law offers several advantages to mutual funds organized as a Delaware business trust as compared to a Maryland corporation. The Delaware business trust is a less complicated structure, allows greater flexibility in a mutual fund's business operations, and may offer certain state tax and fee savings.

     Q. When will the proposals take effect if they are approved?

     A. If approved, each of the Proposals and Sub-Proposals will become effective on or about October 2, 2000.

     Q. How do I vote my shares?

     A. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Meeting. If you were a holder of a TCA Plan on the Record Date, then you will be sent a voting instruction card for those shares of the Fund attributable to your investment in the TCA Plan as of the record date for the Meeting. A voting instruction card is, in essence, a ballot. The TCA Plan will vote in accordance with your instructions. When you complete your voting instruction card, it tells the TCA Plan how to vote its proxy on these important issues relating to the Fund. If you hold Fund shares through a TCA Plan and would like to vote in person, you should make a written request prior to the Meeting to the TCA Plan Custodian, FTTrust Company, P.O. Box 33030, St. Petersburg, Florida, 33733-8030, for a proxy that will permit the shares to be voted in person. If you hold Fund shares directly (not through a TCA Plan), then you will receive a proxy card by which you can vote your shares directly.

     If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed. To vote by mail, sign, date and send us the enclosed proxy/voting instruction card in the envelope provided. You can fax your vote by signing the proxy/voting instruction card and faxing both sides of the card to 1-888-796-9932.

     Proxy/voting instruction cards that are properly signed, dated and received at or prior to the Meeting will be voted exactly as you specify. If you specify a vote for any of the Proposals 1 through 7, your proxy/voting instruction card will be voted as you indicate. If you simply sign and date the proxy/voting instruction card but don't specify a vote for any of the Proposals 1 through 7, your shares will be voted IN FAVOR of the nominees for the Board of Directors (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a)-3(g)), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions (Proposal 4), IN FAVOR of adopting a Rule 12b-1 Plan (Proposal 5), IN FAVOR of the reorganization of the Fund from a Maryland corporation to a Delaware business trust (Proposal 6), and/or IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the meeting or any adjournment (Proposal 7). If you fail to return a voting instruction card, your shares will be voted in the same proportion as shares for which instructions have been received by the TCA Plan from other TCA Plan holders.

     Q. If I send my proxy/voting instruction card in now as requested, can I change my vote later?

     A. You may revoke your proxy/voting instruction at any time before it is voted by: forwarding a written revocation or a later-dated proxy/voting instruction card to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy/voting instruction. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

                                 THE PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin, both of whom are independent Directors. The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee reviews shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees for the Board of Directors?

The Board currently consists of ten (10) directors. The Board has approved the nomination of three (3) additional individuals to stand for election as Directors in order to make the Board of the Fund consistent with the boards of the other funds in Franklin Templeton Investments.

The nominees for election to the Board are: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Charles E. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos (the "Nominees"). With the exception of Ms. Holiday and Messrs. Crothers and Tseretopoulos, all of the nominees currently are members of the Board. All of the Nominees are also directors and/or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds"). Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of Resources' outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Director and Vice President of the Fund, is the son and nephew, respectively, of brothers Charles
B. Johnson, the Chairman of the Board and a Vice President of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund. There are no other family relationships among any of the Directors or Nominees.

Each Nominee is currently available and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the thirteen
(13) individuals receiving the greatest number of votes at the meeting will be deemed to be elected. If any of the Nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each Nominee, is a brief description of his or her recent professional experience and ownership of shares of the Fund and shares of all the Franklin Templeton funds.

                                                                               Shares Beneficially
                                                                                   Owned in the
                                                           Fund Shares          Franklin Templeton
                                                       Beneficially Owned             funds
                                                         and % of Total        (including the Fund)
           Name and Principal Occupation               Outstanding Shares             as of
          During Past Five Years and Age              as of August 2, 2000        June 30, 2000
--------------------------------------------------   ----------------------   ---------------------

 HARRIS J. ASHTON (Age 68)                                      0                      508,050
 Director since 1992
 Director, RBC Holdings, Inc. (bank holding
 company) and Bar-S Foods (meat packing
 company); director or trustee, as the case may
 be, of 48 of the investment companies in
 Franklin Templeton Investments; and formerly,
 President, Chief Executive Officer and Chairman
 of the Board, General Host Corporation (nursery
 and craft centers) (until 1998).

 *NICHOLAS F. BRADY (Age 70)                                    0                       60,602
 Director since 1993
 Chairman, Templeton Emerging Markets
 Investment Trust PLC, Templeton Latin America
 Investment Trust PLC, Darby Overseas
 Investments, Ltd. and Darby Emerging Markets
 Investments LDC (investment firms)
 (1994-present); Director, Templeton Global
 Strategy Funds, Amerada Hess Corporation
 (exploration and refining of oil and gas), C2,
 Inc. (operating and investment business), and
 H.J. Heinz Company (processed foods and allied
 products); director or trustee, as the case may
 be, of 19 of the investment companies in
 Franklin Templeton Investments; and formerly,
 Secretary of the United States Department of the
 Treasury (1988-1993), Chairman of the Board,
 Dillon, Read & Co., Inc. (investment banking)
 (until 1988) and U.S. Senator, New Jersey (April
 1982-December 1982).

                                                                               Shares Beneficially
                                                                                   Owned in the
                                                           Fund Shares          Franklin Templeton
                                                       Beneficially Owned             funds
                                                         and % of Total        (including the Fund)
           Name and Principal Occupation               Outstanding Shares             as of
          During Past Five Years and Age              as of August 2, 2000        June 30, 2000
--------------------------------------------------   ----------------------   ---------------------

 FRANK J. CROTHERS (Age 56)                                     0                        7,994
 Chairman, Caribbean Electric Utility Services
 Corporation and Atlantic Equipment & Power
 Ltd.; Vice Chairman, Caribbean Utilities Co.,
 Ltd.; President, Provo Power Corporation;
 director of various other business and non-profit
 organizations; and director or trustee, as the case
 may be, of 12 of the investment companies in
 Franklin Templeton Investments.

 S. JOSEPH FORTUNATO (Age 68)                                   0                      644,201
 Director since 1992
 Member of the law firm of Pitney, Hardin, Kipp
 & Szuch; and director or trustee, as the case
 may be, of 50 of the investment companies in
 Franklin Templeton Investments.

 JOHN Wm. GALBRAITH (Age 79)                                    0                    3,198,310
 Director since 1995
 President, Galbraith Properties, Inc. (personal
 investment company); Director Emeritus, Gulf
 West Banks, Inc. (bank holding company)
 (1995-present); director or trustee, as the case
 may be, of 18 of the investment companies in
 Franklin Templeton Investments; and formerly,
 Director, Mercantile Bank (1991-1995), Vice
 Chairman, Templeton, Galbraith & Hansberger
 Ltd. (1986-1992), and Chairman, Templeton
 Funds Management, Inc. (1974-1991).

 ANDREW H. HINES, JR. (Age 77)                                  0                       58,443
 Director since 1992
 Consultant, Triangle Consulting Group;
 Executive-in-Residence, Eckerd College
 (1991-present); director or trustee, as the case
 may be, of 20 of the investment companies in
 Franklin Templeton Investments; and formerly,
 Chairman and Director, Precise Power
 Corporation (1990-1997), Director, Checkers
 Drive-In Restaurant, Inc. (1994-1997), and
 Chairman of the Board and Chief Executive
 Officer, Florida Progress Corporation (holding
 company in the energy area) (1982-1990), and
 director of various of its subsidiaries.

                                                                               Shares Beneficially
                                                                                   Owned in the
                                                           Fund Shares          Franklin Templeton
                                                       Beneficially Owned             funds
                                                         and % of Total        (including the Fund)
           Name and Principal Occupation               Outstanding Shares             as of
          During Past Five Years and Age              as of August 2, 2000        June 30, 2000
--------------------------------------------------   ----------------------   ---------------------

 EDITH E. HOLIDAY (Age 48)                                      0                       18,195
 Director, Amerada Hess Corporation (exploration
 and refining of oil and gas) (1993-present),
 Hercules Incorporated (chemicals, fibers and
 resins) (1993-present), Beverly Enterprises, Inc.
 (health care) (1995-present), H.J. Heinz
 Company (processed foods and allied products)
 (1994-present) and RTI International Metals, Inc.
 (manufacture and distribution of titanium) (July
 1999-present); director or trustee, as the case
 may be, of 26 of the investment companies in
 Franklin Templeton Investments; and formerly,
 Assistant to the President of the United States
 and Secretary of the Cabinet (1990-1993),
 General Counsel to the United States Treasury
 Department (1989-1990), and Counselor to the
 Secretary and Assistant Secretary for Public
 Affairs and Public Liaison-United States
 Treasury Department (1988-1989).

 *CHARLES B. JOHNSON (Age 67)                                   0                   22,617,159
 Chairman since 1995 and Vice President since
 1992 Chairman of the Board, Chief Executive
 Officer, Member - Office of the Chairman and
 Director, Franklin Resources, Inc.; Chairman of
 the Board and Director, Franklin Investment
 Advisory Services, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Franklin/
 Templeton Investor Services, Inc. and Franklin
 Templeton Services, Inc.; officer and/or director
 or trustee, as the case may be, of most of the
 other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in
 Franklin Templeton Investments.

 *CHARLES E. JOHNSON (Age 44)                                   0                        1,963
 Director since 1992 and
 Vice President since 1996
 President, Member - Office of the President and
 Director, Franklin Resources, Inc.; Senior Vice
 President, Franklin Templeton Distributors, Inc.;
 President and Director, Templeton Worldwide,
 Inc. and Franklin Advisers, Inc.; Director,
 Templeton Investment Counsel, Inc.; President,
 Franklin Investment Advisory Services, Inc.;
 officer and/or director of some of the other
 subsidiaries of Franklin Resources, Inc.; and
 officer and/or director or trustee, as the case may
 be, of 33 of the investment companies in
 Franklin Templeton Investments.

                                                                               Shares Beneficially
                                                                                   Owned in the
                                                           Fund Shares          Franklin Templeton
                                                       Beneficially Owned             funds
                                                         and % of Total        (including the Fund)
           Name and Principal Occupation               Outstanding Shares             as of
          During Past Five Years and Age              as of August 2, 2000        June 30, 2000
--------------------------------------------------   ----------------------   ---------------------

 BETTY P. KRAHMER (Age 70)                                      0                      141,995
 Director since 1991 Director or trustee of
 various civic associations; director or trustee, as
 the case may be, of 19 of the investment
 companies in Franklin Templeton Investments;
 and formerly, Economic Analyst, U.S.
 government.

 GORDON S. MACKLIN (Age 72)                                     0                      301,534
 Director since 1993 Director, Martek
 Biosciences Corporation, WorldCom, Inc.
 (communication services), MedImmune, Inc.
 (biotechnology), Overstock.com (internet
 services), White Mountains Insurance Group,
 Ltd. (holding company) and Spacehab, Inc.
 (aerospace services); director or trustee, as the
 case may be, of 48 of the investment companies
 in Franklin Templeton Investments; and
 formerly, Chairman, White River Corporation
 (financial services) (until 1998) and
 Hambrecht & Quist Group (investment banking)
 (until 1992), and President, National Association
 of Securities Dealers, Inc. (until 1987).

 FRED R. MILLSAPS (Age 71)                                      0                    1,846,295
 Director since 1991
 Manager of personal investments (1978-present);
 director of various business and nonprofit
 organizations; director or trustee, as the case
 may be, of 20 of the investment companies in
 Franklin Templeton Investments; and formerly,
 Chairman and Chief Executive Officer,
 Landmark Banking Corporation (1969-1978),
 Financial Vice President, Florida Power and
 Light (1965-1969), and Vice President, Federal
 Reserve Bank of Atlanta (1958-1965).

                                                                               Shares Beneficially
                                                                                   Owned in the
                                                           Fund Shares          Franklin Templeton
                                                       Beneficially Owned             funds
                                                         and % of Total        (including the Fund)
           Name and Principal Occupation               Outstanding Shares             as of
          During Past Five Years and Age              as of August 2, 2000        June 30, 2000
--------------------------------------------------   ----------------------   ---------------------

 CONSTANTINE D. TSERETOPOULOS                                   0                       68,645
 (Age 46)
 Physician, Lyford Cay Hospital (1987-present);
 director of various nonprofit organizations;
 director or trustee, as the case may be, of 12 of
 the investment companies in Franklin Templeton
 Investments; and formerly, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal
 Medicine Intern, Greater Baltimore Medical
 Center (1982-1985).

-----------
* Nicholas F. Brady, Charles B. Johnson and Charles E. Johnson are "interested persons" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Charles B. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Mr. Charles E. Johnson is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five (5) times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services provided to the Fund by Templeton Investment Counsel, Inc., the Fund's investment manager ("Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 1999, there were five meetings of the Board, four meetings of the Audit Committee, and three meeting of the Nominating and Compensation Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Directors served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton Investments by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Fund's Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                  Total Fees              Number of Boards
                            Total Fees           Received from         in Franklin Templeton
                          Received from     the Franklin Templeton     Investments which each
   Name of Director       the Fund ($)/1/      Investments ($)/2/         Director Serves/3/
----------------------   ---------------   ------------------------   -----------------------
Harris J. Ashton             1,500                 363,165                      48
Nicholas F. Brady            1,500                 138,700                      19
S. Joseph Fortunato          1,500                 363,238                      50
John Wm. Galbraith           1,544                 144,200                      18
Andrew H. Hines, Jr.         1,544                 203,700                      20
Betty P. Krahmer             1,500                 138,700                      19
Gordon S. Macklin            1,500                 363,165                      48
Fred R. Millsaps             1,542                 201,700                      20

-----------
/1./ Compensation received for the fiscal year ended August 31, 1999.
/2./ For the calendar year ended December 31, 1999.
/3./ We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


         Name and Offices                              Principal Occupation
          With the Fund                           During Past Five Years and Age
---------------------------------   ---------------------------------------------------------
                                    President and Portfolio Manager, Templeton Investment
GARY P. MOTYL                       Counsel, Inc.; officer of other subsidiaries of Franklin
President since 1994                Resources, Inc.; and formerly, Research Analyst and
                                    Portfolio Manager, Landmark First National Bank
                                    (1979-1981) and Security Analyst, Standard & Poor's
                                    Corporation (1974-1979). Age 48.

CHARLES B. JOHNSON                  See Proposal 1, "Election of Directors."
Chairman since 1995 and
Vice President since 1992

MARK G. HOLOWESKO                   President, Templeton Global Advisors Limited; Chief
Vice President since 1991           Investment Officer, Global Equity Group; Executive
                                    Vice President and Director, Templeton Worldwide,
                                    Inc.; officer of 19 of the investment companies in
                                    Franklin Templeton Investments; and formerly,
                                    Investment Administrator, RoyWest Trust Corporation
                                    (Bahamas) Limited (1984-1985). Age 40.

RUPERT H. JOHNSON, JR.              Vice Chairman, Member - Office of the Chairman and
Vice President since 1996           Director, Franklin Resources, Inc.; Executive Vice
                                    President and Director, Franklin Templeton
                                    Distributors, Inc.; Director, Franklin Advisers, Inc.,
                                    Franklin Investment Advisory Services, Inc. and
                                    Franklin/Templeton Investor Services, Inc.; Senior Vice
                                    President, Franklin Advisory Services, LLC; and
                                    officer and/or director or trustee, as the case may be,
                                    of most of the other subsidiaries of Franklin Resources,
                                    Inc. and of 52 of the investment companies in Franklin
                                    Templeton Investments. Age 60.

HARMON E. BURNS                     Vice Chairman, Member - Office of the Chairman and
Vice President since 1996           Director, Franklin Resources, Inc.; Executive Vice
                                    President and Director, Franklin Templeton
                                    Distributors, Inc.; Executive Vice President, Franklin
                                    Advisers, Inc.; Director, Franklin Investment Advisory
                                    Services, Inc., Franklin/Templeton Investor Services,
                                    Inc. and Franklin Templeton Services, Inc.; and officer
                                    and/or director or trustee, as the case may be, of most
                                    of the other subsidiaries of Franklin Resources, Inc.
                                    and of 52 of the investment companies in the Franklin
                                    Templeton Investments. Age 55.

CHARLES E. JOHNSON                  See Proposal 1, "Election of Directors."
Director 1992 and Vice President
since 1996

          Name and Offices                               Principal Occupation
           With the Fund                            During Past Five Years and Age
-----------------------------------   ---------------------------------------------------------
MARTIN L. FLANAGAN                    President, Member - Office of the President, Chief
Vice President since 1991             Financial Officer and Chief Operating Officer, Franklin
                                      Resources, Inc.; Executive Vice President and Director,
                                      Franklin/Templeton Investor Services, Inc.; President
                                      and Chief Financial Officer, Franklin Mutual Advisers,
                                      LLC; Executive Vice President, Chief Financial Officer
                                      and Director, Templeton Worldwide, Inc.; Executive
                                      Vice President, Chief Operating Officer and Director,
                                      Templeton Investment Counsel, Inc.; Executive Vice
                                      President, Franklin Advisers, Inc. and Franklin
                                      Investment Advisory Services, Inc.; Chief Financial
                                      Officer, Franklin Advisory Services, LLC; Chairman
                                      and Director, Franklin Templeton Services, Inc.; officer
                                      and/or director of some of the other subsidiaries of
                                      Franklin Resources, Inc.; and officer and/or director or
                                      trustee, as the case may be, of 52 of the investment
                                      companies in Franklin Templeton Investments. Age 40.

JOHN R. KAY                           Vice President, Templeton Worldwide, Inc.; Assistant
Vice President since 1994             Vice President, Franklin Templeton Distributors, Inc.;
                                      officer of 24 of the investment companies in Franklin
                                      Templeton Investments; and formerly, Vice President
                                      and Controller, Keystone Group, Inc. Age 60.

MURRAY L. SIMPSON                     Executive Vice President and General Counsel,
Vice President and Assistant          Franklin Resources, Inc.; officer and/or director of
Secretary since February 2000         some of the subsidiaries of Franklin Resources, Inc.;
                                      officer of 53 of the investment companies in Franklin
                                      Templeton Investments; and formerly, Chief Executive
                                      Officer and Managing Director, Templeton Franklin
                                      Investment Services (Asia) Limited (until January
                                      2000) and Director, Templeton Asset Management Ltd.
                                      (until 1999). Age 63.

BARBARA J. GREEN                      Vice President and Deputy General Counsel, Franklin
Vice President since February 2000    Resources, Inc.; Senior Vice President, Templeton
and Secretary since 1996              Worldwide, Inc. and Templeton Global Investors, Inc.;
                                      officer of 53 of the investment companies in Franklin
                                      Templeton Investments; and formerly, Deputy
                                      Director, Division of Investment Management,
                                      Executive Assistant and Senior Advisor to the
                                      Chairman, Counselor to the Chairman, Special Counsel
                                      and Attorney Fellow, U.S. Securities and Exchange
                                      Commission (1986-1995), Attorney, Rogers & Wells
                                      (until 1986), and Judicial Clerk, U.S. District Court
                                      (District of Massachusetts) (until 1979). Age 52.

DAVID P. GOSS                         Associate General Counsel, Franklin Resources, Inc.;
Vice President and Assistant          President, Chief Executive Officer and Director,
Secretary since February 2000         Franklin Select Realty Trust, Property Resources, Inc.,
                                      Property Resources Equity Trust, Franklin Real Estate
                                      Management, Inc. and Franklin Properties, Inc.; officer
                                      and director of some of the other subsidiaries of
                                      Franklin Resources, Inc.; officer of 53 of the
                                      investment companies in Franklin Templeton
                                      Investments; and formerly, President, Chief Executive
                                      Officer and Director, Franklin Real Estate Income
                                      Fund and Franklin Advantage Real Estate Income Fund
                                      (until 1996). Age 53.

         Name and Offices                               Principal Occupation
           With the Fund                           During Past Five Years and Age
----------------------------------   ---------------------------------------------------------
ELIZABETH M. KNOBLOCK                General Counsel, Secretary and Senior Vice President,
Vice President - Compliance since    Templeton Investment Counsel, Inc.; Senior Vice
1996                                 President, Templeton Global Investors, Inc.; officer of
                                     other subsidiaries of Franklin Resources, Inc. and of 23
                                     of the investment companies in Franklin Templeton
                                     Investments; and formerly, Vice President and
                                     Associate General Counsel, Kidder Peabody & Co. Inc.
                                     (1989-1990), Assistant General Counsel, Gruntal &
                                     Co., Inc. (1988), Vice President and Associate General
                                     Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                     President and Assistant General Counsel, E.F. Hutton
                                     & Co. Inc. (1986-1988), and Special Counsel, Division
                                     of Investment Management, U.S. Securities and
                                     Exchange Commission (1984-1986). Age 45.

JAMES R. BAIO                        Certified Public Accountant; Senior Vice President,
Treasurer since 1994                 Templeton Worldwide, Inc., Templeton Global
                                     Investors, Inc. and FTTrust Company; officer of 20 of
                                     the investment companies in Franklin Templeton
                                     Investments; and formerly, Senior Tax Manager, Ernst
                                     & Young (certified public accountants) (1977-1989).
                                     Age 46.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE PROPOSAL 1

PROPOSAL 2: RATIFICATION OR REJECTION OF
            PRICEWATERHOUSECOOPERS LLP AS THE
            INDEPENDENT AUDITORS

How are independent auditors selected?

The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Which independent auditors did the Board select?

Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP as auditors of the Fund. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

McGladrey & Pullen, LLP resigned as independent auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors since its inception March 1, 1991 through the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following the acquisition by a public company, McGladrey & Pullen, LLP elected not to continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP.

Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE PROPOSAL 2

                      INTRODUCTION TO PROPOSALS 3 AND 4.

Why is the Fund amending or eliminating certain of its fundamental investment restrictions?

The Fund's investment activities are governed by its investment policies and investment restrictions. Under the 1940 Act, certain investment restrictions are required to be "fundamental,"which means that they can only be changed by a shareholder vote. An investment company may designate additional investment policies and restrictions as fundamental, and it may also adopt "non-fundamental" policies and restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was formed, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were eliminated by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. The Fund currently is subject to fundamental investment restrictions that, as a result of NSMIA, are either more restrictive than required or no longer required at all under current law. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. The proposed restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that the Fund may be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental restrictions that become outdated or inappropriate. Directors also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities may increase as a result of these changes.

The proposed changes will not affect the Fund's investment objective of long-term capital growth. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Investment Manager does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or materially affect the manner in which the Fund is managed.

The fundamental investment restrictions proposed for amendment, together with the recommended changes to these restrictions, are detailed in Exhibit A. Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3.

PROPOSAL 3: AMENDMENT OF CERTAIN OF THE FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTIONS
            (this Proposal involves separate votes on Sub-Proposals 3(a) - 3(g))

Sub-Proposal 3(a): To amend the Fund's fundamental investment restriction regarding borrowing.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person, provided that such borrowing is privately arranged. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

What is the Fund's current borrowing restriction?

The Fund's current borrowing restriction states that the Fund may not:

     Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board may by resolution approve. For the purposes of this investment restriction, collateral arrangements with respect to margin for a futures contract or a forward contract are not deemed to be a pledge of assets.

What effect will amending the current borrowing restriction have on the Fund?

As described in the Fund's current investment restriction number 7, the Fund is presently limited to borrowing up to 5% of assets, rather than the 33 1/3% allowed under current law. The proposed revision would increase this borrowing limit to the legally permissible limit of 33 1/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person in a private transaction not intended for public distribution for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The Fund's current restriction also states that the Fund may not borrow for any purpose other than redeeming its shares or purchasing its shares for cancellation. The proposed restriction would permit the Fund to borrow for investment purposes.

The proposed restriction also permits the Fund to borrow cash from other investment companies. The SEC recently granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the exemptive order, to borrow money from other Franklin and Templeton funds at rates that are more favorable than those the Fund would receive if it borrowed from banks or other lenders.

Current investment restriction number 7 also addresses limitations on the Fund's ability to mortgage, pledge or hypothecate its securities, except to secure borrowings. The actual limitation on pledging, mortgaging or hypothecating the

Fund's securities is proposed to be eliminated (See Proposal 4) as it is no longer necessary for a Fund to have a specific policy in this regard. Since pledging, mortgaging or hypothecating the Fund's securities in connection with borrowings could be deemed to involve the issuance of senior securities, an appropriate carve-out in the senior securities restriction is being proposed (See Sub-Proposal 3(f)). Thus, approval of Sub-Proposal (a) would have the effect of isolating the Fund's borrowing restriction from other limitations currently contained in the restriction, which, in connection with borrowing activities, may raise senior security issues.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

What is the Fund's proposed borrowing restriction?

If approved by shareholders, the borrowing restriction will be revised to state that the Fund may not:

     Borrow money, except that the Fund may borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding
     33 1/3% of the value of the Fund's total assets (including the amount borrowed).

Sub-Proposal 3(b): To amend the Fund's fundamental investment restriction regarding underwriting.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under U.S. Federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in U.S. Federal securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, relatively recent SEC interpretations clarify that resales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

The Fund's current restriction relating to underwriting is combined with restrictions relating to other issues in investment restriction 5. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the others currently contained in the Fund's fundamental investment restriction 5. These restrictions relate to (i) the issuance of senior securities; (ii) the purchase of securities on margin or selling short; and (iii) the writing, buying and selling of puts, calls, straddles, or spreads, which are proposed to be amended or eliminated in other Proposals of this proxy statement (namely, Sub-Proposal 3(f) and Proposal 4).

What is the Fund's current underwriting restriction?

The Fund's current restriction relating to underwriting states, in relevant part, that the Fund may not "Act as an underwriter."

What effect will amending the current underwriting restriction have on the Fund?

The proposed restriction relating to underwriting is substantially similar to the current restriction. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with certain provisions of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. By separating the proposed underwriting restriction from several other issues, the Fund's investment restrictions would be clarified. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

What is the Fund's proposed underwriting restriction?

If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

     Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Sub-Proposal 3(c): To amend the Fund's fundamental investment restriction regarding lending.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental investment restriction specifically carves out such policies from its prohibitions.

In addition, the Fund's current fundamental investment restriction explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What is the Fund's current lending restriction?

The Fund's lending restriction currently states that the Fund may not:

     Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

What effect will amending the current lending restriction have on the Fund?

The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies. The investment companies in Franklin Templeton Investments, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at more favorable rates than those the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

What is the Fund's proposed lending restriction?

If approved by shareholders, the Fund's lending restriction will be revised to state that the Fund may not:

     Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Sub-Proposal 3(d): To amend the Fund's fundamental investment restriction regarding concentration of the Fund's investments in the same industry.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under U.S. Federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states. The Fund's current concentration policy does not include the carve-outs contained in the 1940 Act and also relates to the Fund's "total" assets rather than "net" assets.

What is the Fund's current restriction regarding industry concentration?

The Fund's current restriction regarding concentration states that the Fund may not "invest more than 25% of the Fund's total assets in a single industry."

What effect will amending the current restriction regarding industry concentration have on the Fund?

The proposed restriction provides the Fund with added flexibility because, consistent with the 1940 Act, it exempts from the 25% limitation (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and (ii) the securities of other investment companies. It also recites the current U.S. Federal securities law requirement with respect to concentration that limits investments to "net" assets as opposed to "total" assets. This investment flexibility may help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in shares of the U.S. government or any of its agencies or instrumentalities or of other investment companies.

What is the fund's proposed restriction regarding industry concentration?

If approved by shareholders, the Fund's restriction relating to concentration will be revised to state that the Fund may not:

     Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Sub-Proposal 3(e): To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's current investment restrictions relating to real estate and commodities are included in investment restriction
1. This restriction also includes restrictions relating to investment in other open-end investment companies and investment in oil, gas or other mineral exploration or development programs. Adoption of this Sub-Proposal would result in the creation of an investment restriction relating only to real estate and commodities investments. The restrictions relating to the other activities contained in current restriction 1 are proposed to be eliminated in another Proposal in this proxy statement (namely, Proposal 4).

What are the Fund's current restrictions regarding investments in real estate and commodities?

The Fund's current restriction regarding investments in real estate and commodities states, in relevant part, that the Fund may not:

     Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); ... purchase or sell commodity contracts (except forward contracts and futures contracts as described in the fund's Prospectus).

What effect will amending the real estate and commodities restrictions have on the Fund?

Real Estate: The proposed restriction specifically would reference the Fund's ability to purchase securities of real estate investment trusts ("REITS") to the extent that an investment in REITS would otherwise meet the Fund's investment criteria. Investing in REITS has gained in popularity since the early 1990s, and the number of REITS available for investment also has increased dramatically. The proposed restriction also would eliminate the current prohibition on the Fund's investing in mortgages. The Fund's existing restriction would permit an investment in REITS as well because REITS are "marketable securities secured by real estate or interests therein" as recited in existing restriction l. However, the Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that this modification will involve any additional risk to the Fund as the Fund does not currently invest, and has not in the past invested, in real estate or real estate-related securities.

Commodities: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. This authority has been disclosed in the Fund's statement of additional information and has been referenced in the current carve-out to investment restriction 1, as well as in investment restriction 5. Therefore, it is not anticipated that the proposed restriction would involve any additional risk to the Fund.

What is the Fund's proposed restriction regarding investments in real estate and commodities?

If approved by shareholders, the Fund's proposed restriction regarding investments in real estate and commodities will state that the Fund may not:

     Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

Sub-Proposal 3(f): To amend the Fund's fundamental investment restriction regarding short sales and issuing senior securities.

Under the 1940 Act, the Fund must have an investment policy describing its position with respect to senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

The Fund's current investment restriction relating to senior securities specifically carves-out certain types of leveraging transactions, and also is combined with restrictions relating to other issues. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from the underwriting restriction, which is currently contained in fundamental investment restriction 5, as is set forth in its entirety in Exhibit B, and which is proposed to be amended in another Sub-Proposal in this proxy statement (namely, Sub-Proposal 3(b)). Current restriction 5 also contains a restriction prohibiting the purchase of securities on margin and short sales. The restriction relating to the purchase of securities on margin is proposed to be eliminated as part of another proposal in this proxy statement (namely, Proposal 4). The restriction on short sales, included in current investment restriction 5, would be carved out of the new senior securities restriction, as further described below.

What is the Fund's current restriction concerning issuing senior securities and short sales?

The Fund's current restriction concerning issuing senior securities is fundamental and states that the Fund may not:

     ...[I]ssue senior securities;... sell short;...write buy or sell puts, calls, straddles or spreads (but the fund may make margin payments in connection with futures contracts, forward contracts and options on securities indices and foreign currencies).

What effect will amending the restriction regarding short sales and issuing senior securities have on the Fund?

The proposed restriction, like current restriction 5, would permit the Fund to engage in permissible types of leveraging transactions and would expand the types of permissible leveraging transactions beyond those currently permitted. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as options and futures contracts, repurchase transactions and short sales) that, while appearing to raise senior security concerns, have been interpreted over the years as not constituting the issuance of senior securities under the federal securities laws provided that certain regulatory conditions are met.

By separating the proposed senior securities restriction from several other issues, the restrictions on the Fund will also be clarified. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities that it previously was not permitted to do.

What is the Fund's proposed restriction regarding issuing senior securities?

If approved by shareholders, the Fund's senior securities restriction will be a fundamental restriction, and will state that the Fund may not:

     Issue securities senior to the Fund's presently authorized shares of common stock. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

If shareholders approve Proposal 6, then the phrase "authorized shares of beneficial interest" will be used instead of "authorized shares of common stock," because Delaware business trusts issue shares of beneficial interest and Maryland corporations issue common stock.

Sub-Proposal 3(g): To amend the Fund's fundamental investment restrictions regarding diversification.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

What are the Fund's current diversification requirements?

The Fund's diversification restrictions currently state that the Fund may not:

     3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

     4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

What effect will standardization of the current investment diversification restriction have on the Fund?

The current restriction applies the 5% limitation and a more narrow version of the 10% limitation to 100% of the Fund's total assets rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restrictions do not include such carve-outs for the securities of other investment companies. Investment restriction 4 is proposed to be eliminated as part of another proposal in this proxy statement (namely Proposal 4). Current restriction 4 is broader than what is required under the 1940 Act definition of diversification, as it imposes the 10% limitation on all classes of securities of a company not just outstanding voting securities. The proposed restriction tracks more closely the 1940 Act definition.

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is similar to a combination of the current restrictions, but would help the Fund achieve the goal of standardizing the language of the investment restrictions among Franklin Templeton Investments.

The proposed investment restriction clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets and that the 10% requirement is limited to outstanding voting securities. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

The proposed restriction excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

What is the Fund's proposed investment diversification restriction?

If approved by shareholders, the Fund's diversification restriction will be revised to state that the Fund may not:

     Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE
EACH SUB-PROPOSAL 3(a) - 3(g)

PROPOSAL 4: ELIMINATION OF CERTAIN OF THE FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTIONS

Which twelve fundamental investment restrictions is the Board recommending that the Fund eliminate?

Twelve of the Fund's fundamental investment restrictions were originally drafted in response to state laws and regulations, which, due to NSMIA, are no longer required to be included in the Fund's restrictions. Further, many of the restrictions are not consistent with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include all or certain portions of current restrictions 1, 2, 4, 5, 7, 8, 9, 10, 12, 13 and 14 among its fundamental investment restrictions. Templeton Investment Counsel, Inc., the Fund's Investment Manager, has recommended, and the Board has determined, that certain of these current fundamental investment restrictions should be eliminated.

The exact wording of the restrictions proposed to be eliminated (referred to in this Proposal 4 as the "Restrictions"), has been compiled in Exhibit B, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Eliminated," for ease of reference.

Oil, Gas or Other Mineral Exploration or Development Programs

The Fund's current fundamental investment restriction number 1, which limits the Fund's ability to buy or sell interests in oil, gas or mineral exploration or development programs, is no longer required to be fundamental. These restrictions were originally enacted in response to various state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. As a general matter, elimination of these fundamental restrictions should not have an impact on the day-to-day management of the Fund as the Fund has not previously, nor does it currently intend to engage in these types of investment activities.

Investment in Other Investment Companies

The Fund's current restriction 1 limits the Fund's ability to invest in the securities of other open-end investment companies. This restriction 1, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Eliminating the present restriction would permit the Fund to invest cash held at the end of the day in money market funds and to take advantage of the investment opportunities presented by the Cash Sweep Order (as described in Sub-Proposal 3(a)) since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities except to the extent of cash management through the Cash Sweep Order described above.

Management Ownership of Securities

The Fund's current restriction number 2 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its Investment Manager. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund because the 1940 Act restrictions relating to diversification will still apply to the Fund and the Fund has no present intention to accumulate ownership of securities currently held by Fund management.

Control or Management

The Fund's current fundamental investment restriction number 4 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Eliminating this restriction will not have any impact on the day-to-day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal 3(g)). The diversification restriction limits the Fund's ability to own more than a certain percentage of the outstanding voting securities of any one issuer, which acts to limit its ability to exercise control or management over another company.

Securities on Margin or Short Sales

The Fund's current fundamental investment restriction number 5 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. Under NSMIA, the Fund is no longer required to retain a fundamental policy regarding both of these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin or selling securities short should not have an impact on the day-to-day management of the Fund because the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to sell securities short, while no longer required to be fundamental, raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 3(f)). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the Securities and Exchange Commission ("SEC"). The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's ability to purchase on margin. Finally, the Fund has not previously engaged, nor does it currently intend to engage, in these investment activities.

The Fund's current investment restriction relating to the purchase of securities on margin and short sales is combined with restrictions relating to other issues. The adoption of Proposal 4 would result in the elimination of the Fund's prohibition against the purchase of securities on margin and short sales presently contained in this restriction. The other issues covered by this restriction, namely, the restrictions relating to underwriting, are proposed to be amended in Sub-Proposal 3(a), and the restriction relating to senior securities and short sales are proposed to be amended in Sub-Proposal 3(f).

Pledge, Mortgage or Hypothecate Assets:

The Fund's current fundamental investment restriction 7 limits the Fund's ability to pledge, mortgage or hypothecate its assets in many instances which are otherwise permitted under SEC staff interpretations. This broad restriction was originally included in response to state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. The activities addressed in this restriction arguably raise senior security issues. Under SEC interpretations, however, it is now accepted that many activities relating to pledging, mortgaging or hypothecating securities do not create senior security issues for a fund. The proposed senior security restriction (see Sub-Proposal 3(f)) would specifically address the fact that activities permitted by SEC interpretation in this area would not be prohibited.

As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund as the Fund does not currently intend to pledge, mortgage or hypothecate its assets beyond what it would be permitted to do under its present restrictions, and did not previously engage in these investment activities.

Unseasoned Issuers

The Fund's current fundamental investment restriction 8 limits the Fund's ability to invest in "unseasoned issuers," issuers that have not been in continuous operation for three years or more. This restriction was originally included in response to state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. Elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund as the Fund does not currently intend to invest in unseasoned issuers beyond what it would be permitted to do under its present restrictions.

Warrants

The Fund's current fundamental investment restriction 9 limits the Fund's ability to invest in certain listed and unlisted warrants. This restriction was originally included in response to state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund as the Fund has not previously invested and does not currently intend to invest in warrants beyond what it would be permitted to do under its present restrictions.

Unlisted, Restricted and Illiquid Securities and Over-the-Counter Options

The Fund's current fundamental investment restriction number 10 limits the Fund's ability to invest more than 15% of its total assets in certain unlisted securities, including no more than 10% in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options (assets used as cover for over-the-counter options written by the Fund are considered not readily marketable). These types of securities generally have the potential to be considered "illiquid" under the SEC definition of "illiquidity." That definition states that a security is illiquid if it cannot be sold at approximately the price at which it is carried on the Fund's books within seven days.

This restriction arose out of a SEC staff position that is not required to be fundamental. Under NSMIA, the Fund is no longer required to retain a fundamental policy regarding investments in such securities and the SEC has recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position, which the Fund cannot presently do because its policy relating to investments in illiquid securities is fundamental. Elimination of the Fund's policy relating to illiquid securities as a fundamental policy should not have an impact on the day-to-day management of the Fund because the Fund will still be subject to the SEC rules and regulations in this area.

Letter Stocks

The Fund's current fundamental investment restriction number 12, like investment restriction number 10, limits the Fund's ability to invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. The restriction is no longer required to be fundamental for the reasons described above with respect to current restriction number 10. As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund because the Fund has not previously engaged and does not currently intend to engage in this type of investment activity.

Joint and Joint and Several Trading Accounts:

The Fund's current fundamental investment restriction 13 limits the Fund's ability to participate on a joint or a joint and several basis in any trading account in securities. This restriction was originally included in response to the various state law requirements to which mutual funds were subject, but under NSMIA, the Fund is no longer legally required to retain such a policy as a fundamental restriction. As a general matter, elimination of this fundamental restriction relating to participating in a securities trading account should not have an impact on the day-to-day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. Joint transactions are generally prohibited under the 1940 Act, and the Fund would continue to remain subject to the conditions imposed on joint transactions by the 1940 Act and any exemptions granted by the SEC. The SEC recently granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to enter into joint repurchase agreements for cash management purposes that could be considered to be a joint trading account. The proposed elimination of the restriction would permit the Fund, under circumstances prescribed by the SEC order, to engage in joint repurchase agreements with other funds in Franklin Templeton Investments at rates that are more favorable than those the Fund would receive if it were to enter into repurchase agreements on its own.

Defaulted Debt Securities

The Fund's current fundamental investment restriction 14 limits the Fund's ability to invest in defaulted debt securities. This restriction was originally included in response to state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions. Elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund as the Fund has not invested and does not currently intend to invest in defaulted debt securities.

Why is the Board recommending that the Restrictions be eliminated, and what effect will such elimination have on the Fund?

Eliminating the Restrictions, as described above, is consistent with the federal securities laws. Further, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the management of the Fund believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Management of the Fund also believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

What are the risks, if any, in eliminating the Restrictions?

It is not anticipated that eliminating the Restrictions will result in any additional risk to the Fund. Although many of the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention of changing its present investment practices as a result of the elimination of these Restrictions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE
PROPOSAL 4

PROPOSAL 5: ADOPTION OF A RULE 12B-1 DISTRIBUTION PLAN

What is a Rule 12b-1 Distribution Plan?

Rule 12b-1 under the 1940 Act permits a fund, as a registered open-end investment company, only to bear expenses relating to the distribution of its shares pursuant to a written plan that has been approved by the fund's directors and shareholders. The Investment Manager and Franklin Templeton Distributors, Inc. ("Distributors") are proposing that the Fund adopt a Plan of Distribution pursuant to Rule 12b-1 ("Distribution Plan").

Why is the Distribution Plan being proposed for the Fund?

The Distribution Plan is being proposed to ensure that the Fund is in a position to compete effectively with other mutual funds, which like the Fund, are offered through contractual plans, in light of the changing trends in pricing structures for funds offered through contractual plans. In addition to the Distribution Plan, such restructuring is anticipated to include the elimination of all sales charges imposed on payments after the first 12 payments of a TCA Plan, except for face changes.

In proposing the adoption of the Distribution Plan to the Fund's Board of Directors, Distributors reported that the broker-dealer community primarily responsible for sales of the TCA Plan units and ultimately Fund shares, has expressed a general reluctance to continue to sell shares of funds associated with contractual plans, that are not priced in such a way as to provide on-going compensation to dealers for distribution services as well as servicing of shareholders. Distributors explained that many of the Fund's competitors recently had adjusted their distribution charges in an attempt to accommodate the broker-dealer community and provide continuing compensation. As a result, when dealers select funds for their clients from a menu of choices, most of which have 12b-1 plans incorporated into their pricing structures, other considerations being equal, dealers may be more likely to select funds with 12b-1 charges than those without. Distributors also stated that, if dealers receive continuing compensation, then they may be more motivated to maintain and enhance the level of service provided to Fund shareholders, which may enable all shareholders to have the opportunity to have their accounts serviced by responsive dealers.

Distributors and the Investment Manager informed the Board that failure to revise the distribution methods to include a Distribution Plan will make it increasingly difficult to increase sales of new contractual plans and therefore, Fund shares as well. Distributors informed the Board that, in its opinion, the adoption of the proposed Distribution Plan would enhance selling efforts with respect to the TCA Plan and Fund shares by providing an incentive to dealers to continue to sell TCA Plans and to maintain investments in the TCA Plans and the Fund.

In May and July 2000, the Board of Directors, including the directors who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreements (the "Independent Directors"), reviewed the proposal to implement the Distribution Plan described below with the assistance of independent legal counsel. After carefully evaluating the potential benefits of the Distribution Plan to the Fund and its shareholders, the entire Board and the Independent Directors, voting separately, approved the Distribution Plan and determined to recommend the Distribution Plan to and for approval by the shareholders.

What does the Distribution Plan do?

The proposed Distribution Plan provides that the Fund shall reimburse Distributors or others for all expenses incurred by Distributors and others in the promotion and distribution of Fund shares in an amount not to exceed 0.30% per annum of the Fund's average daily net assets. Reimbursable expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or there firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. Service fees received by a dealer or financial institution may not exceed 0.25% per annum of the average net assets of the Fund attributable to its customers. Any fees the dealer or financial institution receives in excess of that amount are characterized as asset-based sales charges. A copy of the Distribution Plan is attached to this Proxy Statement as Exhibit C.

In addition to the payments that the Fund is otherwise authorized to make under the Distribution Plan, to the extent that certain parties make payments that are deemed to be payments by the Fund for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, then such payments are deemed to have been made pursuant to the Plan.

Under the Distribution Plan, Distributors will furnish to the Board of Directors of the Fund, for its review, on a quarterly basis, a written report of the monies reimbursed to it and to others under the Distribution Plan, and shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Distribution Plan in order to enable the Board to make an informed determination of whether the Distribution Plan shall be continued. The Distribution Plan shall continue in effect for periods of more than one year only so long as its continuance is specifically approved at least annually by a majority vote of the Fund's Board of Directors, and by a majority vote of Independent Directors, cast in person at a meeting called for the purpose of voting on the continuance of the Distribution Plan. The Distribution Plan, or any agreements entered into pursuant to the Distribution Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities, or by vote of a majority of the Independent Directors, on not more than sixty (60) days' written notice, or by Distributors on not more than sixty (60) days' written notice. In addition, the Distribution Plan terminates automatically in the event of any act that constitutes an assignment of the management agreement with the Investment Manager.

If the proposed Distribution Plan is approved by the shareholders of the Fund at this Meeting, it will become effective on such date as Distributors shall notify the Fund, which date shall not be earlier than the date on which the Distribution Plan is approved by shareholders as required by Rule 12b-1 (the "Effective Date"). It is currently anticipated that the Effective Date will be on or about July 1, 2000, however, implementation may be delayed at the discretion of the Board of Directors.

What did the Board consider in making their decision?

In connection with their consideration of the proposed Distribution Plan, the Directors were furnished with drafts of the Distribution Plan and related materials. In addition, the Directors were furnished with detailed information concerning the effect of the imposition of the Distribution Plan based on historical figures and projected on a pro forma basis. In addition, the Fund's legal counsel provided additional information, summarized the provisions of the proposed Distribution Plan, and discussed the legal and regulatory considerations in adopting such a Distribution Plan.

In approving the Distribution Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Fund and its shareholders. The Directors considered various factors relevant to the situation, including: the nature and causes of the circumstances which make implementation of the Distribution Plan necessary and appropriate; the way in which the Distribution

Plan would address those circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Fund; the nature of the anticipated benefits; the merits of possible alternative plans or pricing structures; the anticipated elimination of the sales charges on the sales of TCA Plan units; the effect of the Distribution Plan on existing shareholders and new shareholders; the investment and sales history of the Fund; and the additional revenue to be earned by the Investment Manager and Distributors.

What are the Potential Benefits that the Board Considered?

The Board concluded unanimously that approval of the proposed Distribution Plan was warranted because there was a reasonable likelihood that the Fund and its shareholders will benefit in at least one of several potential ways. First, along with the adoption of the Distribution Plan, it is anticipated that all sales charges after the first 12 payments on a TCA Plan will be eliminated. Thus, all existing shareholders would be able to have a higher percentage of their Plan payments actually invested in the Fund after the first year.

Second, adopting the Distribution Plan would allow the Fund to be competitively priced. Such competitive pricing structure may result in increased Fund assets resulting from increased sales of new TCA Plans, thereby potentially allowing efficiencies in portfolio management. Such competitive pricing structure would also assist in maintaining Fund assets by discouraging dealers from recommending redemption from the Fund. Net cash outflow increases the likelihood of having to dispose of portfolio securities for other than investment considerations. Net cash inflow generally minimizes the need to sell securities to meet redemptions when investment considerations indicate that they should continue to be held, reduces the impact of changes in daily liquidity requirements, and generally permits an orderly restructuring of a portfolio without the need to dispose of present holdings. The Board also concluded that enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Fund.

Third, paying dealers continuing compensation should motivate them to maintain and enhance the level of service provided to Fund shareholders. It should also enable all shareholders to have the opportunity to have their accounts serviced by dealers. Such services may include, among other things, answering inquiries regarding the Fund's investment policies and performance, and assisting shareholders in maintaining records, processing purchase and redemption orders, changing dividend reinvestment options or account registrations, and enrolling in special investment plans offered by the Fund.

How will the fees be calculated under the Distribution Plan?

In implementing the Distribution Plan, the Board has determined that, initially, the annual fees payable under the Distribution Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by shares of the Fund that were acquired by investors on or after the Effective Date of the Distribution Plan ("New Assets"), and (ii) the amount obtained by multiplying the average daily net assets represented by shares of the Fund that were acquired before the Effective Date of the Distribution Plan ("Old Assets") by an "old asset rate." Until such time as sales charges are eliminated for the TCA Plan after the first 12 payments, except for certain face changes, the "old asset rate" will be 0.00%. Thereafter, the "old asset rate" will be 0.10%. It is anticipated that the 0.10% will be paid to dealers who are responsible for the Old Assets having been invested in the Fund, while the new asset rate will be paid to Distributors and/or to dealers responsible for New Assets to reimburse them for distribution expenses.

The fee is a Fund expense so that all shareholders regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. That rate initially will be close to or equal to 0.00%, unless, as mentioned above, the sales charges on TCA Plan payments after the first 12 payments are eliminated, in which case the rate will be at least 0.10%. As Fund shares are sold on or after the Effective Date, the rate will increase over time. Thus, as the proportion of Fund shares purchased on or after the Effective Date increases in relation to outstanding Fund shares, the expenses attributable to payments under the proposed Distribution Plan will also increase (but will not exceed 0.30% of average daily net assets without shareholder approval). While this is the currently anticipated calculation for fees payable under the Distribution Plan, the Distribution Plan permits the Fund's Directors to allow the Fund to pay a full 0.30% on all assets both Old and New at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Distribution Plan.

How will the Distribution Plan affect the Fund's expense ratio?

The Directors gave particular attention in their deliberations to the estimated additional costs that would be incurred by the Fund under the proposed Distribution Plan. The following table indicates the pro forma expense ratios reflecting the estimated increases in the operating expenses of the Fund if the Distribution Plan had been in effect during the Fund's previous fiscal year. These pro forma expense ratios are based on actual sales and redemptions of Fund shares and certain assumptions as to other factors affecting expenses under the proposed Distribution Plan. To facilitate a shareholder's analysis of this Proposal, the table also includes the actual ratio of operating expenses to average daily net assets of the Fund for the previous fiscal year. The pro forma expenses are also shown as if Fund assets were comprised of only Old Assets (where the Distribution Plan fee would be effectively 0.10%) and as if Fund assets were comprised of only New Assets (where the Distribution Plan fee would be effectively 0.30%).

                            Actual Expense       Pro Forma            Pro Forma
                            Ratio for FYE      Expenses with        Expenses with
                           August 31, 1999      a 12b-1 Fee*     Maximum 12b-1 Fee**
                          -----------------   ---------------   --------------------
Management Fees                  0.75%              0.75%                0.75%
Distribution Fee
  (12b-1 Fee)                    0.00%              0.10%                0.30%
Other Expenses                   0.36%              0.36%                0.36%
Total Annual Operating
  Expenses                       1.11%              1.21%                1.41%

-----------
 * As stated above, the Distribution Plan fees are expected to acrue at the rate of 0.00% or 0.10% for Old Assets. Currently, all of the assets of the Fund are attributable to Old Assets. If the TCA Plan sales charges after the first 12 payments have not been eliminated, then the rate would be 0.00%. As a result, the blended Distribution Plan fee rate currently would be 0.00% per annum of the average daily net assets of the Fund.

** The maximum allowable Distribution Plan fee would be 0.30% per annum and would not be reached until substantially all of the assets of the Fund are attributable to New Assets.

The Directors concluded that while the Investment Manager would benefit from increased management fees as a result of the anticipated growth in Fund assets and Distributors would experience increased revenues as a result of the change in distribution charges, such benefits to the Investment Manager and Distributors would not be disproportionate to the above-described anticipated benefits to the Fund and its shareholders. Finally, while adoption of the proposed Distribution Plan will increase the Fund's expense ratios by the amount of the distribution payments from the Fund's assets, the Directors were satisfied that the increased expense ratios would be justified by the benefits to be received by the Fund and its shareholders.

The Directors realized that there is no assurance that the expenditures of Fund assets to finance distribution of Fund shares will have the anticipated results. The Directors determined, however, that there is a reasonable likelihood that one or more of such benefits will result and they will be in a position to monitor the distribution expenses of the Fund and to evaluate the benefit of such expenditures in deciding whether to continue the Distribution Plan.

What about the anticipated TCA Plan Elimination of Sales Charges? What about TCA Plan II?

The Directors were aware at the time of their decision to approve and to recommend your approval of the Distribution Plan that it was expected that the sales charges imposed on all investments after the first 12 payments would be eliminated, except for certain face changes. This would result in a greater amount of each existing shareholder's continuing TCA Plan payments being actually invested in the Fund. The TCA Plan would be closed by Distributors to new investors. The TCA Plan will remain open to current planholders still completing their plans.

Further, the Directors were aware that Distributors plans to offer under a separate prospectus a new contractual plan investing in the Fund, Templeton Capital Accumulation Plan II ("TCA Plan II"), to new investors in the fall of 2000. TCA Plan II is expected to be offered with additional service and operational features not available on the original TCA Plans. It is anticipated that the TCA Plan II will be offered with sales charges only for the first 12 plan payments (except for certain face changes).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE
PROPOSAL 5

PROPOSAL 6: REORGANIZATION OF THE FUND FROM A
            MARYLAND CORPORATION TO A DELAWARE
            BUSINESS TRUST

What will the Reorganization mean for the Fund and its shareholders?

The Directors recommend that you approve a change in the place of organization of the Fund from a Maryland corporation to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Reorganization Plan"), substantially in the form attached to this proxy statement as Exhibit D. The Reorganization Plan provides for the Reorganization, which involves the continuation of the Fund (referred to in this Proposal 6 as the "MD Corporation") in the form of a newly created Delaware business trust, named "Templeton Capital Accumulator Fund" (and referred to in this Proposal 6 as the "DE Trust").

The DE Trust will have the same investment objective, policies and restrictions as the MD Corporation. This means that the DE Trust's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3 and 4 of this proxy statement. The Board, officers and employees will be the same and will operate the DE Trust in the same manner as they previously operated the MD Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Trust that is equivalent to your interest in the MD Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

Why are the Directors recommending that I approve the Reorganization?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the MD Corporation, are included in Exhibit E, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and Maryland Corporations."

The Reorganization also would increase uniformity among the investment companies in Franklin Templeton Investments, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

What are the procedures and consequences of the Reorganization?

Upon completion of the Reorganization, the DE Trust will continue the business of the MD Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the MD Corporation. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the MD Corporation. As the successor to the MD Corporation's operations, the DE Trust will adopt the MD Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the MD Corporation. To accomplish the Reorganization, the Reorganization Plan provides that the MD

Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the MD Corporation, which will then distribute those shares pro rata to you as a shareholder of the MD Corporation. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you previously held in the MD Corporation. The net asset value of each share of the DE Trust will be the same as that of the MD Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the MD Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the MD Corporation will be dissolved and will go out of existence.

The Directors may terminate the Reorganization Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the MD Corporation will continue to operate as a corporation under the laws of the State of Maryland.

What effect will the Reorganization have on the current investment management agreement?

As a result of the Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the MD Corporation. It is anticipated that there will be no material change to the investment management agreement as a result of the Reorganization.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

The DE Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the MD Corporation. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the MD Corporation.

As of the effective date of the Reorganization, if shareholders of the MD Corporation approve Proposal 5, the DE Trust will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of Fund shares substantially identical to that approved pursuant to Proposal 5. It is anticipated that there will be no material change to the distribution plans as a request of the Reorganization. If shareholders of the MD Corporation do not approve Proposal 5, then the DE Trust will not have a distribution plan.

What is the effect of shareholder approval of the Reorganization?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of Directors; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund. Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Reorganization Plan contained in Exhibit D, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Directors of the MD Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust,/1/ (2) the selection of PricewaterhouseCoopers LLP as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the MD Corporation.

Prior to the Reorganization, the officers will cause the MD Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

The DE Trust was created on June 26, 2000 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. As of the effective date of the Reorganization, shares of the MD Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of both the DE Trust and the MD Corporation will have equal voting and liquidation rights and have one vote per share. Both the DE Trust and MD Corporation provide for noncumulative voting in the election of their Trustee/Directors. The DE Trust also will have the same fiscal year as the MD Corporation.

/1/ The members of the board of a Delaware business trust are referred to as Trustees.

Who will bear the expenses of the Reorganization?

Since the Reorganization will benefit the MD Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the MD Corporation.

Are there any tax consequences for shareholders?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the MD Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the MD Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the MD Corporation for the shares of the DE Trust, the transfer of such shares to the holders of shares of the MD Corporation and the liquidation and dissolution of the MD Corporation pursuant to the Reorganization Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the MD Corporation, the DE Trust, or shareholders of either the MD Corporation or the DE Trust.

What if I choose to sell my shares at any time?

A request to sell MD Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust. The value of your shares will not be affected by the Reorganization.

What is the effect of my "Yes" vote?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware business trust, with its Trustees, independent auditors, and investment management agreement, already in place, and distribution plan, if Proposal 5 is approved by shareholders, and all such arrangements that are substantially identical to those of the MD Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE
PROPOSAL 6

PROPOSAL 7: OTHER BUSINESS

The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Investment Counsel, Inc., located at Broward Financial Centre, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94404. FT Services is a wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Shareholder Servicing and Transfer Agent. The shareholder servicing agent, transfer agent, and dividend disbursement agent for the Fund is Franklin/ Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The Custodian. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

Other Matters. The Fund's last audited financial statements and annual report dated August 31, 1999, and its semiannual report dated February 29, 2000, are available free of charge. To obtain copies, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders. As of August 2, 2000, the Fund had 27,790,674 shares outstanding and total net assets of $359,930,627.65. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. On August 2, 2000, Templeton Capital Accumulation Plan held approximately 99% of the Fund's outstanding shares. To the knowledge of the Fund's management, as of August 2, 2000, there were no other entities holding beneficially or of record more than 5% of a class of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of August 2, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Record Date. Shareholders of record at the close of business on August 2, 2000, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The notice of the Meeting, proxy card and proxy statement are being mailed to shareholders of record on or about August 14, 2000.

Voting Methods. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Meeting. If you were a holder of a TCA Plan on the Record Date, then you will be sent a voting instruction card for those shares of the Fund attributable to your investment in the TCA Plan as of the record date for the Meeting. A voting instruction card is, in essence, a ballot. The TCA Plan will vote in accordance with your instructions. When you complete your voting instruction card, it tells the TCA Plan how to vote its proxy on these important issues relating to the Fund. If you hold Fund shares directly (not through a TCA Plan), then you will receive a proxy card by which you can vote your shares directly.

If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed. To vote by mail, sign, date and send us the enclosed proxy/voting instruction card in the envelope provided.

Proxy/voting instruction cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy/voting instruction card will be voted as you indicated. If you simply sign and date the proxy/voting instruction card, but don't specify a vote for any of the Proposals 1 through 7, your shares will be voted IN FAVOR of the nominees for Director (Proposal
1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3(a) - 3(g)), IN FAVOR of eliminating twelve (12) of the fundamental investment restrictions of the Fund (Proposal 4), IN FAVOR of the adoption of a Rule 12b-1 Distribution Plan (Proposal 5), IN FAVOR of the Reorganization of the Fund as a Delaware business trust (Proposal 6), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting or any adjournments thereof (Proposal 7).

Revocation of Proxies/Voting Instructions. You may revoke your proxy/voting instructions at any time by sending to the Fund a written revocation or a later-dated proxy/voting instruction card that is received at or before the Meeting, or by attending the Meeting and voting in person.

Solicitation of Proxies/Voting Instructions. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy or the TCA Plan Custodian your voting instructions by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitation by mail, some of the Officers and employees of the Fund, the Investment Manager and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE rules permit the broker-dealers to vote on certain of the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. Approval of the Fund's election of nominees for Director, as described in Proposal 1, will require the affirmative vote of a plurality of the Fund's shares present and voting at the Meeting. Approval of the selection of independent auditors (as described in Proposal 2) requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Amending certain of the Fund's fundamental investment restrictions (as set forth in Sub-Proposals 3(a) through 3(g)), eliminating certain of the Fund's fundamental investment restrictions (as set forth in Proposal 4), and adopting a Rule 12b-1 Distribution Plan (as set forth in Proposal 5) will each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy. Proposal 6, the reorganization of the Fund as a Delaware business trust, requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote. Proposal 7, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting or any adjournments thereof. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposal 1, but will have the effect of votes cast against the other Proposals.

Adjournment. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies/voting instructions. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies/voting instructions with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Shareholder Proposals. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attn:
Secretary, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Fund.

                                  By the Order of the Board of Directors of Templeton Capital Accumulator Fund, Inc.

                                  Barbara J. Green
                                  Secretary
August 14, 2000

                                   EXHIBIT A


          FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED


                                      Current Fundamental                          Proposed Fundamental
  Proposal   Restriction               The Fund may not:                             The Fund may not:
---------------------------------------------------------------------------------------------------------------------
   3(a)      Borrowing        7. Borrow money for any purpose other         Borrow money, except that the Fund may
                              than redeeming its shares or purchasing       borrow money from banks or other
                              its shares for cancellation, and then         investment companies to the extent
                              only as a temporary measure up to an          permitted by the 1940 Act, or any
                              amount not exceeding 5% of the value of       exemptions therefrom which may be
                              its total assets; or [[P]ledge,               granted by the SEC, or from any person
                              mortgage, or hypothecate its assets for       in a private transaction not intended
                              any purpose other than to secure such         for public distribution for temporary or
                              borrowings, and then only up to such          emergency purposes and then in an amount
                              extent not exceeding 10% of the value of      not exceeding 33 1/3% of the value of
                              its total assets as the Board may by          the fund's total assets (including the
                              resolution approve./1/ For the purposes of    amount borrowed).
                              this investment restriction, collateral
                              arrangements with respect to margin for
                              a futures contract or a forward contract
                              are not deemed to be a pledge of
                              assets.]

   3(b)      Underwriting     5. Act as an underwriter.                     Act as an underwriter except to the
                                                                            extent the Fund may be deemed to be an
                                                                            underwriter when disposing of securities
                                                                            it owns or when selling its own shares.

   3(c)      Lending          6. Loan money, apart from the purchase        Make loans to other persons except (a)
                              of a portion of an issue of publicly          through the lending of its portfolio
                              distributed bonds, debentures, notes and      securities, (b) through the purchase of
                              other evidences of indebtedness,              debt securities, loan participations
                              although the fund may enter into              and/or engaging in direct corporate
                              repurchase agreements and lend its            loans in accordance with its investment
                              portfolio securities.                         objectives and policies, and (c) to the
                                                                            extent the entry into a repurchase
                                                                            agreement is deemed to be a loan. The
                                                                            Fund may also make loans to other
                                                                            investment companies to the extent
                                                                            permitted by the 1940 Act or any
                                                                            exemptions therefrom which may be
                                                                            granted by the SEC.

   3(d)      Industry         11. Invest more than 25% of the fund's        Concentrate (invest more than 25% of its
             Concentration    total assets in a single industry.            net assets) in securities of issuers in
                                                                            a particular industry (other than
                                                                            securities issued or guaranteed by the
                                                                            U.S. government or any of its agencies
                                                                            or instrumentalities or securities of
                                                                            other investment companies).

                                      Current Fundamental                          Proposed Fundamental
  Proposal   Restriction               The Fund may not:                             The Fund may not:
---------------------------------------------------------------------------------------------------------------------
   3(e)      Real Estate and  1. Invest in real estate or mortgages on      Purchase or sell real estate and
             Commodities      real estate (although the fund may            commodities, except that the Fund may
                              invest in marketable securities secured       purchase or sell securities of real
                              by real estate or interests therein or        estate investment trusts, may purchase
                              issued by companies or investment trusts      or sell currencies, may enter into
                              which invest in real estate or interests      futures contracts on securities,
                              therein); or . . . purchase or sell           currencies, and other indices or any
                              commodity contracts (except forward           other financial instruments, and may
                              contracts and futures contracts as            purchase and sell options on such
                              described in the Fund's Prospectus).          futures contracts.

   3(f)      Senior           5...[I]ssue senior securities; purchase       Issue securities senior to the Fund's
             Securities       on margin or sell short; write buy or         presently authorized shares of
                              sell puts, calls, straddles or spreads        beneficial interest. Except that this
                              (but the Fund may make margin payments        restriction shall not be deemed to
                              in connection with futures contracts,         prohibit the Fund from (a) making any
                              forward contracts and options on              permitted borrowings, loans, mortgages,
                              securities indices and foreign                or pledges, (b) entering into options,
                              currencies).                                  futures contracts, forward contracts,
                                                                            repurchase transactions, or reverse
                              Add in short sales and margin language        repurchase transactions, or (c) making
                                                                            short sales of securities to the extent
                                                                            permitted by the 1940 Act and any rule
                                                                            or order thereunder, or SEC staff
                                                                            interpretations thereof.

   3(g)      Diversification  3. Invest more than 5% of its total           Purchase the securities of any one
                              assets in the securities of any one           issuer (other than the U.S. government
                              issuer (exclusive of U.S. government          or any of its agencies or
                              securities).                                  instrumentalities or securities of other
                                                                            investment companies) if immediately
                              4. Purchase more than 10% of any class        after such investment (a) more than 5%
                              of securities of any one company,             of the value of the Fund's total assets
                              including more than 10% of its                would be invested in such issuer or (b)
                              outstanding voting securities, or invest      more than 10% of the outstanding voting
                              in any company for the purposed of            securities of such issuer would be owned
                              exercising control or management.             by the Fund, except that up to 25% of
                                                                            the value of the Fund's total assets may
                                                                            be invested without regard to such 5%
                                                                            and 10% limitations.

-------
/1/ As an operating policy approved and subject to change or elimination solely by the Board, the Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of the Fund.

                                   EXHIBIT B

         FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED


                                            Current Fundamental Restriction
                Restriction                 The Fund may not:                               Proposed Change
----------------------------------------------------------------------------------------------------------------
 Oil, Gas or Other Mineral Exploration or   1... [I]nvest in interests (other than          To be eliminated
 Development Programs                       debentures or equity stock interests) in
                                            oil, gas or other mineral exploration or
                                            development programs . . .

 Investment in Other Investment             1...[I]nvest in other open-end                  To be eliminated
 Companies                                  investment companies.

 Management Ownership of Securities         2...Purchase or retain securities of any        To be eliminated
                                            company in which directors or officers
                                            of the fund or of the Manager,
                                            individually owning more than 1/2 of 1%
                                            of the securities of such company, in
                                            the aggregate own more than 5% of the
                                            securities of such company.

 Control or Management                      4. Purchase more than 10% of any class          To be eliminated
                                            of securities of any one company,
                                            including more than 10% of its
                                            outstanding voting securities, or invest
                                            in any company for the purpose of
                                            exercising control or management.

 Securities on Margin or Short Sales        5.. [P]urchase on margin or sell short          To be eliminated

 Pledge, Mortgage or Hypothecate Assets     7.. [P]ledge, mortgage, or hypothecate          To be eliminated
                                            its assets for any purpose other than to
                                            secure such borrowings, and then only up
                                            to such extent not exceeding 10% of the
                                            value of its total assets as the Board
                                            may by resolution approve./1/

 Unseasoned Issuers                         8. Invest more than 5% of the value of          To be eliminated
                                            the fund's total assets in securities of
                                            issuers which have been in continuous
                                            operation less than three years.

 Warrants                                   9. Invest more than 5% of the fund's            To be eliminated
                                            total assets in warrants, whether or not
                                            listed on the New York Stock Exchange
                                            (NYSE) or the American Stock Exchange,
                                            including no more than 2% of its total
                                            assets which may be invested in warrants
                                            that are not listed on those exchanges.
                                            Warrants acquired by the fund in units
                                            or attached to securities are not
                                            included in this investment restriction.
                                            This investment restriction does not
                                            apply to options on securities indices.


                                            Current Fundamental Restriction
                Restriction                 The Fund may not:                               Proposed Change
----------------------------------------------------------------------------------------------------------------
 Unlisted, Restricted and Illiquid          10. Invest more than 15% of the fund's          To be eliminated
 Securities and Over-the Counter Options    total assets in securities of foreign
                                            issuers that are not listed on a
                                            recognized U.S. or foreign securities
                                            exchange, including no more than 10% of
                                            its total assets in restricted
                                            securities, securities that are not
                                            readily marketable, repurchase
                                            agreements having more than seven days
                                            to maturity, and over-the-counter
                                            options purchased by the fund. Assets
                                            used as cover for over-the-counter
                                            options written by the fund are
                                            considered not readily marketable.

 Letter Stocks                              12. Invest in "letter stocks" or                To be eliminated
                                            securities on which there are any sales
                                            restrictions under a purchase agreement.

 Joint and Joint and Several Trading        13. Participate on a joint or a joint           To be eliminated
 Accounts                                   and several basis in any trading account
                                            in securities. (See Portfolio
                                            Transactions on page 15 [of the Fund's
                                            Statement of Additional Information] as
                                            to transactions in the same securities
                                            for the fund, other clients and/or other
                                            mutual funds within the Franklin
                                            Templeton Group of Funds.)

 Defaulted Debt Securities                  14. Invest more than 10% of its total           To be eliminated
                                            assets in defaulted debt securities,
                                            some of which may be illiquid.

-------
/1/ As an operating policy approved and subject to change or elimination solely by the Board, the Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of the Fund.

                                   EXHIBIT C

                               DISTRIBUTION PLAN

     WHEREAS, Templeton Capital Accumulator Fund (the "Fund") is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Fund and Franklin/Templeton Distributors, Inc. (the "Selling Company"), a wholly owned subsidiary of Franklin Resources, Inc. and a broker-dealer registered under the Securities Exchange Act of 1934, have entered into a Distribution Agreement pursuant to which the Selling Company will act as principal underwriter of Shares of the Fund for sale to the public; and

     WHEREAS, the Board of [Directors/Trustees] of the Fund has determined to adopt this Distribution Plan (the "Plan"), in accordance with the requirements of the 1940 Act and has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

     NOW THEREFORE, the Fund hereby adopts the Plan on the following terms and conditions:

     1. The Fund will reimburse the Selling Company for costs and expenses incurred in connection with the distribution and marketing of Shares of the Fund. Such distribution costs and expenses may include: (1) payments to broker-dealers who provide certain services of value to the Fund's Shareholders (sometimes referred to as a "trail fee"); (2) expenses relating to selling and servicing efforts; (3) expenses of organizing and conducting sales seminars;
(4) payments to employees or agents of the Selling Company who engage in or support distribution of Shares; (5) the costs of preparing, printing and distributing prospectuses and reports to prospective investors; (6) printing and advertising expenses; (7) dealer commission and wholesaler compensation in connection with sales of Fund Shares exceeding $1 million; and (8) such other similar services as the Fund's Board of [Directors/Trustees] determines to be reasonably calculated to result in the sale of Shares.

     The Selling Company will be reimbursed for such costs, expenses or payments on a monthly basis, subject to an annual limit of 0.30% of the Fund's average daily net assets. Payments made out of or charged against the assets of the Fund must be in reimbursement for costs and expenses in connection with any activity which is primarily intended to result in the sale of Fund Shares. The costs and expenses not reimbursed in any one given month (including costs and expenses not reimbursed because they exceeded the limit of 0.30% per annum of the Fund's average daily net assets) may be reimbursed in subsequent months or years.

     2. The Plan shall not take effect with respect to the Fund until it has been approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding voting Shares of the Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to the Fund if a majority of the outstanding voting Shares of the Fund votes for approval of the Plan.

     3. The Plan shall not take effect until it has been approved, together with any related agreements and supplements, by votes of a majority of both (a) the Board of [Directors/Trustees] of the Fund, and (b) those [Directors/Trustees] of the Fund who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan [Directors/Trustees]"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

     4. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 3.

     5. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of [Directors/Trustees], and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     6. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated at any time as to the Fund, without payment of any penalty, by vote of a majority of the Plan [Directors/Trustees] or by vote of a majority of the outstanding voting Shares of the Fund, on not more than sixty days' written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

     7. The Plan may be terminated at any time with respect to the Fund, without payment of any penalty, by vote of a majority of the Plan
[Directors/Trustees], or by vote of a majority of the outstanding voting Shares of the Fund.

     8. The Plan may be amended at any time with respect to the Fund by the Fund's Board of [Directors/Trustees], provided that (a) any amendment to increase materially the costs which the Fund may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting Shares of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 3 hereof.

     9. While the Plan is in effect, the selection and nomination of [Directors/ Trustees] who are not "interested persons" (as defined in the 1940
Act) of the Fund shall be committed to the discretion of the [Directors/Trustees] who are not interested persons.

     10. The Fund shall preserve copies of the Plan, any related agreement and any report made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, such agreement or report, as the case may be, the first two years of which shall be in an easily accessible place.

     11. It is understood and expressly stipulated that neither the holders of Shares of the Fund nor any [Director/Trustee], officer, agent or employee of the Fund shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Fund only shall be liable.

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan on this ___ day of ___________, 2000.

                           TEMPLETON CAPITAL ACCUMULATOR FUND



                           By: --------------------------------


ATTEST:


---------------------------------------------
Barbara J. Green
Secretary

                                   EXHIBIT D

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made this
  day of          , 2000 by and between Templeton Capital Accumulator Fund,
Inc., a corporation created under the laws of the State of Maryland (the "Fund"), and Templeton Capital Accumulator Fund, a business trust created under the laws of the State of Delaware (the "Trust").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

    1. Plan of Reorganization.

        (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and taxes assessed by the State of Maryland, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of the Trust equal in number to the number of full and fractional shares outstanding of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

        (b) The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account the exact number of full and fractional shares of the Trust such shareholder held in the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of the Trust shall be deemed to be the same as the net asset value per share of the Fund. On such date, each certificate representing shares of the Fund will represent the same number of shares of the Trust. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the Trust.

        However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

        (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to terminate the Fund.

     2. Closing and Effective Date of the Reorganization. The Closing shall
commence at    Eastern time on       , 2000, or on such later date as the
parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and the Trust at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.

     3. Conditions Precedent. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

        (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

        (b) (i) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, ("1940 Act") containing such amendments to such Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of the Agreement shall have been filed with the Commission, (ii) the Trust shall have adopted as its own such Registration Statement, as so amended, (iii) the most recent post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated), and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8 A") reflecting the change in legal form of the Fund to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

        (c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

        (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley Ronon Stevens & Young, LLP, to the effect that the Reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

        (e) The Fund shall have received an opinion from Messrs. Stradley Ronon Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided for herein, and the execution and delivery of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and (iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

        (f) The Trust shall have received an opinion from Messrs. Stradley Ronon Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of Maryland.

        (g) The shares of the Trust shall have been duly registered, qualified or otherwise authorized for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

        (h) This Agreement and the Reorganization contemplated hereby shall have been adopted by an affirmative vote of at least a majority the outstanding voting securities of the Fund (as defined in the Investment
        Company Act of 1940, as amended) at a meeting of shareholders of such Fund;

        (i) The Trustees shall have taken the following action at a meeting duly called for such purposes:

             (1) Approval of the Trust's Custodian Agreement;

             (2) Approval of the Trust's Shareholders Services Agreement and
              Transfer Agent Agreement with Franklin/Templeton Investors Services, Inc.;

             (3) Selection of PricewaterhouseCoopers LLP as the Trust's
              independent public accountants for the fiscal year ending August 31, 2000;

             (4) Approval of the investment management agreement between the
              Trust and Templeton Investment Counsel, Inc., which is substantially identical to the current investment management agreement between the Fund and Templeton Investment Counsel, Inc.;

             (5) Authorization of the issuance by the Trust, prior to the
              Effective Date of the Reorganization, of one share of the Trust to the Fund in consideration for the payment of the current public offering price of a share of the Trust, for the purpose of enabling the Fund to vote on matters referred to in paragraph (j) of this Section 3;

             (6) Submission of the matters referred to in paragraph (j) of this
              Section 3 to the Fund as sole shareholder of the Trust; and

             (7) Authorization of the issuance and delivery by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

        (j) The shareholders of the Fund shall have voted to approve the Reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as sole shareholder of the Trust, to:

            (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Charles E. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Constantine
            D. Tseretopoules,

            (2) Select PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ending August 31, 2000, and

            (3) Approve a new investment management agreement between the Trust and Templeton Investment Counsel, Inc., which is substantially identical to the current investment management agreement between the Fund and Templeton Investment Counsel, Inc.; and the Fund shall have voted to approve each such item.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

     4. Termination. The Board of Directors of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

     5. Entire Agreement. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

     6. Further Assurances. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its ________ and its seal to be affixed hereto and attested by its ________, all as of the day and year first-above written.

 ATTEST:                                 TEMPLETON CAPITAL
                                         ACCUMULATOR FUND
                                         (a Delaware business trust)

 By:_______________________________      By:_______________________________

 ATTEST:                                 TEMPLETON CAPITAL
                                         ACCUMULATOR FUND, INC.
                                         (a Maryland corporation)

 By:_______________________________      By:_______________________________

                                   EXHIBIT E

                COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
              DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS


                               Delaware Business Trust                        Maryland Corporation
                        -------------------------------------        --------------------------------------

Governing               A Delaware Business Trust (a                 A Maryland corporation (a
Documents               "DBT") is created by a governing             "corporation") is created by filing
                        instrument (which may consist of             articles of incorporation with the
                        one or more instruments, including           Maryland Department of
                        an agreement and declaration of              Assessments and Taxation. The law
                        trust and Bylaws) and a Certificate          governing corporations is referred to
                        of Trust, which must be filed with           in this chart as the "Maryland
                        the Delaware Secretary of State.             Law."
                        The law governing DBTs is referred
                        to in this chart as the "Delaware
                        Act."
                        A DBT is an unincorporated                   A corporation is incorporated under
                        association organized under the              the Maryland Law. A corporation's
                        Delaware Act which operates                  operations are governed by its
                        similar to a typical corporation. A          articles of incorporation and Bylaws
                        DBT's operations are governed by a           and its business and affairs are
                        trust instrument and Bylaws and its          managed by or under the direction
                        business and affairs are managed by          of a Board of Directors.
                        or under the direction of a Board of
                        Trustees.
                        A DBT organized as an open-end               A corporation organized as an
                        investment company is subject to             open-end investment company is
                        the Investment Company Act of                subject to the 1940 Act.
                        1940, as amended (the "1940 Act").           Shareholders own shares of
                        Shareholders of business trusts              "common stock" issued by the
                        (sometimes referred to as                    corporation.
                        "beneficial owners") own shares of
                        "beneficial interest" which are
                        similar to the shares of "common
                        stock" issued by corporations.

                                  Delaware Business Trust                      Maryland Corporation
                        ------------------------------------------   ----------------------------------------

Multiple Series and     Under the Delaware Act, a                    The Maryland Law permits a
Classes                 declaration of trust may provide for         corporation to issue one or more
                        classes, groups or series of shares,         classes of stock and, if the stock is
                        or classes, groups or series of              divided into classes, the charter is
                        shareholders, having such relative           required to describe each class,
                        rights, powers and duties as the             including any preferences,
                        declaration of trust may provide.            conversion or other rights, voting
                        The series and classes of a DBT              powers, restrictions, limitations as
                        may be described in the declaration          to dividends, qualifications and
                        of trust or in resolutions adopted by        terms or conditions of redemption.
                        the Board of Trustees. Additionally,         The charter documents that describe
                        no state filings or shareholder              a new series or class, or a change to
                        approval is required to create series        an existing series or class, are
                        or classes. The Directors of                 amendments to the fund's charter
                        Templeton Capital Accumulator                documents and must be filed with
                        Fund, Inc. (the "Fund") have                 the State of Maryland. Provided that
                        proposed to reorganize the Fund              the charter documents contain the
                        from a Maryland corporation into a           proper language, the Maryland Law
                        Delaware business trust (the "DE             allows a fund's board to exchange,
                        Trust"). The DE Trust's Declaration          classify, reclassify, cancel any of its
                        of Trust permits the creation of             issued or unissued stock, or increase
                        multiple series and classes and              or decrease the aggregate number of
                        establishes the provisions relating to       shares of stock without shareholder
                        shares.                                      approval by filing Articles
                                                                     Supplementary in Maryland. The
                                                                     Maryland Law also permits a board
                                                                     to change the preferences,
                                                                     conversion and other rights, voting
                                                                     powers, restrictions, limitation as to
                                                                     dividends, qualifications, and terms
                                                                     and conditions of redemption of any
                                                                     of its issued or unissued stock
                                                                     without shareholder approval.

Limitation of Series    The Delaware Act explicitly                  The Maryland Law does not contain
Liability               provides for a reciprocal limitation         specific statutory provisions
                        of interseries liability. Generally, the     addressing series liability with
                        debts, liabilities, obligations and          respect to a multiple series
                        expenses incurred, contracted for or         investment company; however, if
                        otherwise existing with respect to a         the stock of a corporation is divided
                        particular series of a multiple series       into classes, the Maryland Law
                        investment company registered                requires the corporation's charter
                        under the 1940 Act are enforceable           documents to set forth any
                        only against the assets of such              preferences or restrictions relating
                        series, and not against the assets of        to such classes. The Fund is not
                        the DBT, or any other series,                divided into series or classes and as
                        provided that: (i) the governing             a result, the Fund's charter
                        instrument creates one or more               documents are silent with respect to
                        series, (ii) the DBT separately              the issue of interseries liability.
                        maintains the records and the assets
                        of the series; (iii) notice of the
                        limitation on liabilities of the series
                        is set forth in the Certificate of
                        Trust; and (iv) the governing
                        instrument so provides. The
                        Declaration of Trust for the DE
                        Trust specifically limits interseries
                        liability.

                                Delaware Business Trust                       Maryland Corporation
                        ---------------------------------------      --------------------------------------

Shareholder Voting      The Declaration of Trust of the DE           Under Maryland Law, unless the
Rights, Quorum and      Trust requires that forty percent            charter of a corporation provides
Proxy Requirements      (40%) of the shares entitled to vote         otherwise, or there is another
                        at any meeting must be present in            governing provision in the
                        person or by proxy to establish a            Maryland Law, a majority of
                        proper quorum for voting purposes.           outstanding shares constitutes a
                        Further, when a quorum is present,           quorum. Under Maryland Law, an
                        a majority of votes cast shall decide        affirmative vote of two-thirds of all
                        any issues, and a plurality shall            the votes entitled to be cast shall
                        elect a Trustee, unless a larger vote        approve a proposed amendment to a
                        is required by the Trust or under            corporation's charter, consolidation,
                        applicable law. The effect of the            merger, share exchange or transfer
                        quorum and voting provisions is to           of assets. However, under Maryland
                        make it easier for the Trust to seek         Law, the Articles of Incorporation
                        appropriate shareholder approvals            may include a provision that
                        for many actions not related to              requires less than a two-thirds vote,
                        regulatory issues without                    provided that the Articles require at
                        experiencing the added costs or              least a majority vote. Under the
                        delays of soliciting additional              Fund's Articles of Incorporation,
                        proxies or votes and without being           shareholder approval by a majority
                        disadvantaged by abstentions or              of all votes entitled to be cast is
                        broker non-votes. The Delaware Act           required to approve any
                        also affords the Trustees the ability        amendments or restatements of the
                        to adapt a DBT to future                     articles, a merger, consolidation,
                        contingencies. For example,                  share exchange, transfer of assets or
                        Trustees have the authority to               to approve similar transactions.
                        incorporate a DBT, to merge or
                        consolidate with another entity, to
                        cause multiple series of a DBT to
                        become separate trusts, to change
                        the domicile or to liquidate a DBT,
                        all without having to obtain a
                        shareholder vote.
                        The DE Trust's Declaration of Trust          Pursuant to the Maryland Law,
                        provides that all shares of the Trust        unless the corporation's charter
                        entitled to vote on a matter shall           provides for a greater or lesser
                        vote separately by series, and if            number of votes per share, or limits
                        applicable, by class. Shareholders           or denies voting rights, each
                        are entitled to whole and fractional         outstanding share of stock is
                        votes for each whole and fractional          entitled to one vote on each matter
                        share owned.                                 submitted to a vote at a meeting of
                                                                     shareholders. The Fund's Articles of
                                                                     Incorporation provide that the
                                                                     holder of each shares of stock is
                                                                     entitled to whole and fractional
                                                                     votes for each whole and fractional
                                                                     share owned, irrespective of the
                                                                     class or subclass.

                                 Delaware Business Trust                       Maryland Corporation
                        -----------------------------------------    ---------------------------------------
                        The Delaware Act and the Trust's             The Maryland Law provides for
                        Bylaws also permit the Trust to              shareholders to authorize another
                        accept proxies by any electronic             person to act as proxy by providing
                        telephonic, computerized, telecom-           such authorization by telegram,
                        munications or other reasonable              cablegram, datagram, electronic
                        alternative to the execution of a            mail, or any other electronic or
                        written instrument authorizing the           telephonic means. In addition, a
                        proxy to act, provided that such             copy, facsimile telecommunication
                        authorization is received within             or other reliable reproduction of the
                        eleven (11) months before the                writing or transmission authorized
                        meeting. This flexibility may                may be substituted for the original
                        facilitate proxy solicitations and           writing or transmission for any
                        result in savings to the Trust.              purpose for which the original
                                                                     writing or transmission could be
                                                                     used. The authorization must be
                                                                     received within eleven (11) months
                                                                     before the meeting.

Shareholders'           The Delaware Act permits special             The Maryland Law requires
Meetings                shareholder meetings to be called            corporations operating as registered
                        for any purpose. However, the                investment companies to hold
                        governing instrument determines              shareholder meetings when required
                        shareholders' rights to call                 to do so under the 1940 Act. The
                        meetings. The Declaration of Trust           Maryland Law also provides that a
                        for the DE Trust provides that the           special meeting shall be called by
                        Board of Trustees shall call                 the secretary of the corporation
                        shareholder meetings for the                 upon written request of the
                        purpose of: (i) electing Trustees, (ii)      shareholders entitled to cast at least
                        for such other purposes as may be            twenty-five percent (25%) of all of
                        prescribed by law, the Declaration           the votes entitled to be cast at the
                        of Trust or the Bylaws, and (iii)            meeting. The Fund's Bylaws also
                        taking action upon any other matter          provide that a special meeting upon
                        deemed by the Trustees to be                 the written request of the holders of
                        necessary or desirable. The Bylaws           at least ten percent (10%) of the
                        further provide that a special               capital stock of the corporation
                        meeting may be called at any time            entitled to vote at such meeting.
                        by the Board of Trustees, by the
                        Chairperson of the Board, or by the
                        President or any Vice President or
                        the Secretary or any two (2)
                        Trustees. An annual shareholders'
                        meeting is not required by either the
                        Delaware Act, or the DE Trust's
                        Declaration of Trust, or the Bylaws.

Amendments to           The Delaware Act provides broad              Under Maryland Law, the charter of
Governing               flexibility with respect to amending         a Maryland corporation may be
Documents               to the governing documents of a              amended only: (i) upon adoption of
                        DBT. The DE Trust's Declaration of           a resolution by the Directors which
                        Trust provides that the Declaration          sets forth the proposed amendments;
                        of Trust may be restated and/or              and (ii) if shares are outstanding,
                        amended at any time by an                    approval of the proposed
                        instrument in writing signed by a            amendment by the affirmative vote
                        majority of the then Trustees, and if        of two-thirds of all votes entitled to
                        required, by approval of such                be cast on the matter, unless the
                        amendment by shareholders.                   charter provides that a majority of
                                                                     all such votes is permissible.

                                Delaware Business Trust                       Maryland Corporation
                        ---------------------------------------      --------------------------------------
                        The DE Trust's Declaration of Trust          The Maryland Law does, however,
                        also provides that the Trustees shall        permit investment companies to
                        have the power to amend the                  amend their charter documents
                        Declaration of Trust without                 without shareholder approval in
                        shareholder approval so as to add            order to change its corporate name,
                        to, delete, replace or otherwise             to exchange, classify, reclassify or
                        modify any provisions relating to            cancel any of its issued or unissued
                        shares contained in the Declaration          stock, to allocate or re-allocate
                        of Trust. If shares have been issued,        authorized by unissued shares or to
                        shareholder approval is required to          increase or decrease the aggregate
                        adopt any amendments to the                  number of shares that the
                        Declaration of Trust which would             corporation has authority to issue.
                        adversely affect to a material degree        Under Maryland Law, a corporation
                        the rights and preferences of the            must file articles of amendment or
                        shares of any series or class.               articles supplementary, as the case
                                                                     may be, with the State Department
                                                                     of Assessments and Taxation.
                        The DE Trust's Declaration of Trust          The Maryland Law provides that,
                        provides that the Trustees may               after the organizational meeting of
                        amend and repeal the Bylaws to the           the Board of Directors, the power to
                        extent that the Bylaws do not                adopt, alter or repeal the Bylaws is
                        reserve that right to the                    vested in the shareholders, except to
                        shareholders. The Bylaws of the DE           the extent that the charter or Bylaws
                        Trust provide that the Bylaws may            vest such a power in the Board of
                        be amended or repealed by the                Directors. Consistent with the
                        affirmative vote or written consent          Maryland Law, the Fund's Bylaws
                        of a majority of the outstanding             provide that they may be amended,
                        shares entitled to vote, or by the           adopted or repealed by the
                        Board of Trustees subject to the             affirmative vote of the holders of a
                        rights of the shareholders.                  majority of shares entitled to vote
                                                                     thereon, or by a majority of the
                                                                     Board of Directors as the case
                                                                     may be.

Record Date/Notice      The Delaware Act permits a                   The Maryland Law contains specific
                        governing instrument to provide for          provisions by which a corporation
                        the establishment of record dates for        may determine which shareholders
                        determining voting rights.                   are entitled to notice of a meeting,
                                                                     to vote at a meeting, or to any other
                                                                     rights.
                        The Declaration of Trust for the DE          The Maryland Law requires that the
                        Trust provides that the Board of             record date be not more than ninety
                        Trustees may fix in advance a                (90) days and not less than ten (10)
                        record date which shall not be more          days before the date on which the
                        than one hundred eighty (180) days,          action requiring determination will
                        nor less than seven (7) days, before         be taken.
                        the date of any such meeting.
                        The Bylaws for the DE Trust                  Pursuant to the Maryland Law, the
                        provide that all notices of                  Fund's Bylaws allow the
                        shareholder meetings shall be sent           corporation to set a date not more
                        or otherwise given to shareholders           than ninety (90) days and not less
                        not more than seventy-five (75)              than ten (10) days before a meeting
                        days and not less than seven                 for determining such rights.
                        (7) days before the date of the
                        meeting.

                                Delaware Business Trust                        Maryland Corporation
                        ---------------------------------------      ----------------------------------------

Removal of Trustees/    The Delaware Act is silent with              Under the Maryland Law, a
Directors               respect to the removal of Trustees.          Director may be removed with or
                        However, the DE Trust's                      without cause by the affirmative
                        Declaration of Trust states that the         vote of a majority of the
                        Board of Trustees, by action of a            outstanding shares entitled to vote.
                        majority of the then Trustees at a           The Fund's Bylaws provide that
                        duly constituted meeting, may fill           Directors may be removed with or
                        vacancies in the Board of Trustees           without cause by the affirmative
                        or remove Trustees with or without           vote of a majority of all of the
                        cause.                                       votes entitled to be cast thereon.

Shareholder Rights      The Delaware Act sets forth the              Like the Delaware Act, the
of Inspection           rights of shareholders to gain access        Maryland Law permits shareholders
                        to and receive copies of certain             to make reasonable demands to gain
                        DBT Trust documents and records              access to and receive copies of
                        upon written request by the                  certain corporate documents and
                        shareholder. This right is qualified         records. Specifically, a shareholder
                        by the extent otherwise provided in          may, upon written demand and for a
                        the governing instrument of the              purpose reasonably related to such
                        DBT as well as a reasonable                  shareholder's interest as a
                        demand standard related to the               shareholder, inspect and copy the
                        shareholder's interest as a                  accounting books and records,
                        shareholder of the DBT. Consistent           minutes of shareholder and board
                        with Delaware law, the Bylaws of             meetings, and the record of
                        the DE Trust provide that a                  shareholders' names and addresses
                        shareholder shall have the right to          at any time. The Fund's Articles of
                        inspect and copy the minutes and             Incorporation and Bylaws do not
                        accounting books and records of the          address shareholder inspection
                        company upon written demand at               rights.
                        any reasonable time during usual
                        business hours for a purpose
                        reasonably related to the
                        shareholder's interest as a
                        shareholder.

Shareholder Liability   Personal liability is limited by the         As a general matter, the
                        Delaware Act to the amount of                shareholders of a Maryland
                        investment in the DBT, and may be            corporation are not liable for the
                        further limited or restricted by the         obligations of the corporation. The
                        governing instrument. Shareholders           liability of shareholders is limited to
                        of a DBT are entitled to the same            the consideration, if applicable, that
                        limitation of personal liability             they are obligated to pay for the
                        extended to stockholders of a                stock. There is no provision in the
                        private corporation organized for            Fund's charter documents varying
                        profit under the general corporation         this protection. A shareholder of a
                        law of the State of Delaware. The            Maryland corporation may be liable
                        DE Trust's Declaration of Trust              in the amount of any distribution he
                        specifically limits the personal             or she accepts knowing that the
                        liability of shareholders.                   distribution was made in violation
                                                                     of the corporation's charter or the
                                                                     Maryland Law.

                                 Delaware Business Trust                       Maryland Corporation
                        ----------------------------------------     ---------------------------------------

Trustee/Director        Subject to the declaration of trust,         The Maryland Law requires a
Liability               the Delaware Act provides that a             Director to perform his or her duties
                        Trustee, when acting in such                 in good faith, in a manner he or she
                        capacity, may not be held                    reasonably believes to be in the best
                        personally liable to any person other        interests of the corporation and with
                        than the DBT or a shareholder for            the care that an ordinarily prudent
                        any act, omission or obligation of           person in a like position would use
                        the DBT or any Trustee. A Trustee's          under similar circumstances. A
                        duties and liabilities to the DBT and        Director who performs his or her
                        its shareholders may be expanded or          duties in accordance with this
                        restricted by the provisions of the          standard has no liability by reason
                        Declaration of Trust. The DE                 of being or having been a Director.
                        Trust's Declaration of Trust shields         If it is established that a Director
                        Trustees from liability for the acts         did not meet the foregoing standard,
                        or omissions of any officer, agent,          the Director, for example, may be
                        employee, manager or principal               personally liable to the corporation
                        underwriter or other Trustee.                for (i) voting or assenting to a
                        Trustees and officers of the DE              distribution of assets to shareholders
                        Trust may be held liable to the DE           which is in violation of either the
                        Trust and any shareholder for                Fund's charter documents or the
                        willful misfeasance, bad faith, gross        Maryland Law; or (ii) voting or
                        negligence or reckless disregard of          assenting to a repurchase of the
                        the duties involved in the conduct           corporation's shares in violation of
                        of their office as a Trustee or              the Maryland Law.
                        officer, but may not be held liable
                        for errors of judgment or mistakes
                        of fact or law.

Indemnification         The Delaware Act permits a DBT to            There is no provision in the
                        indemnify and hold harmless any              Maryland Law relating to indemni-
                        Trustee, shareholder or agent from           fication of shareholders. The Fund's
                        and against any and all claims and           Articles of Incorporation and
                        demands. Consistent with the                 Bylaws are also silent with respect
                        Delaware Act, the Declaration of             to this issue. The Maryland Law
                        Trust for the DE Trust provides for          provides a comprehensive statutory
                        the indemnification of officers and          framework relating to the indemni-
                        Trustees from and against any and            fication of Directors and officers.
                        all claims and demands arising out           The Fund's Bylaws require
                        of or related to the performance of          indemnification of officers and
                        their duties as an officer or Trustee.       Directors to the fullest extent
                        The DE Trust will not indemnify,             permitted by Maryland Law and the
                        hold harmless or relieve Trustees            Investment Company Act. Under
                        from liability that results from             the Maryland Law, a Director or
                        willful misfeasance, bad faith, gross        officer who is threatened or made a
                        negligence or reckless disregard of          party to a proceeding, may be
                        their duties.                                indemnified against judgments,
                                                                     penalties, fines, and reasonable
                                                                     expenses. Indemnification will not
                                                                     be permitted if the act or omission
                                                                     of the Director or officer: (i) was
                                                                     material to the matter giving rise to
                                                                     the proceeding and was committed
                                                                     in bad faith, or was the result of
                                                                     active and deliberate dishonesty;
                                                                     (ii) resulted in an improper benefit
                                                                     to the individual; or (iii) if the
                                                                     Director or officer had reasonable
                                                                     cause to believe that the act or
                                                                     omission was unlawful.

                                 Delaware Business Trust                       Maryland Corporation
                        ----------------------------------------     ----------------------------------------
                        The Declaration of Trust of the DE           The Fund's charter documents
                        Trust also provides that any                 provide for substantially similar
                        shareholder or former shareholder            indemnification of Directors or
                        that is exposed to liability by reason       officers out of the assets of the trust
                        of a claim or demand related to              or corporation, from and against
                        such person having been a                    any and all claims, demands, costs,
                        shareholder, and not because of his          losses, expenses, and damages,
                        or her acts or omissions, shall be           arising out of, or related to, such
                        entitled to be held harmless and             persons' performance of their duties
                        indemnified out of the assets of the         as a Director or officer.
                        DE Trust.

Insurance               The Delaware Act does not contain            Under Maryland Law, a corporation
                        a provision specifically related to          may purchase insurance on behalf
                        insurance. The DE Trust's                    of any Director, officer or employee
                        Declaration of Trust provides that           against any liability asserted against
                        the Trustees shall be entitled and           and incurred by such person in any
                        empowered to the fullest extent              such capacity or arising out of such
                        permitted by law to purchase                 person's position, whether or not
                        insurance with the DE Trust's assets         the corporation would have the
                        for liability and for all expenses           power to indemnify such person
                        reasonably incurred or paid or               against such liability. The Fund's
                        expected to be paid by a Trustee or          Bylaws permit the purchase of such
                        officer in connection with any claim         insurance for Directors, officers and
                        or proceeding in which he or she             agents.
                        becomes involved by virtue of his
                        or her capacity (or former capacity)
                        with the DE Trust, whether or not
                        the DE Trust would have the power
                        to indemnify against such liability.
                        The DE Trust's Bylaws permit
                        insurance coverage to extent to any
                        agents of the Trust.

                                                              TLCAP PROXY 08/00





PROXY/VOTING INSTRUCTION                             PROXY/VOTING INSTRUCTION




                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                 SPECIAL SHAREHOLDERS' MEETING -- SEPTEMBER 14, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints BARBARA J GREEN, BRUCE S. ROSENBERG, and SAMUEL J. FORESTER, JR., and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Capital Accumulator Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Special Shareholders' Meeting to be held at the offices of the Fund, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida at 10:00 a.m., Eastern time, on September 14, 2000, including any adjournments thereof, upon the matters set forth on the reverse side of this Proxy. If this Proxy/Voting Instruction card is properly executed and returned by a hold of Templeton Capital Accumulation Plan, the Custodian for the Plan will vote the shares held in the Plan for the choices indicated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS), 2, 3 (INCLUDING 7 SUB-PROPOSALS), 4, 5, 6 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 7.



                         VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800/597-7836
                         CONTROL NUMBER: 999 9999 9999 999



                          NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated.
                          If shares are held jointly, each holder should sign.



                            ----------------------------------------------
                            Signature


                            ----------------------------------------------
                            Signature

                                                                   , 2000
                            ----------------------------------------------
                             Date                                TCA_11069


                             I PLAN TO ATTENT MEETING:  YES [ ]  NO [ ]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.




PAGE





THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 7.

TO VOTE, FILL IN THE BOX COMPLETELY.  EXAMPLE




Proposal 1 - Election of Directors. TO WITHHOLD AUTHORITY TO VOTE FOR ANY            FOR            WITHHOLD       FOR ALL NOMINEES
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.      ALL NOMINEE    AUTHOIRTY      (EXCEPT AS MARKED
                                                                                                     FOR ALL        TO THE LEFT)
                                                                                                     NOIMINEES
                                                                                                     LISTED
                                                                                      []               []               []

01 Harris J. Ashton        02 Nicholas F. Brady        03 Frank  J. Crothers     04 S. Joseph Fortunato
05 John Wm. Galbraith      05 Andrew H. Hines, Jr.     06 Edith E. Holiday       07 Charles B. Johnson
08 Charles E. Johnson      09 Betty P. Krahmer         10 Gordon S. Macklin      11 Fred R. Millsaps
12 Constantine Dean Tseretopoulos




                                                                                     FOR   AGAINST  ABSTAIN
Proposal 2 -  Ratification  of the selection of PricewaterhouseCoopers LLP as
independent auditors for the Fund.                                                     []      []       []

Proposal 3 - Amendment of certain of the Fund's fundamental investment restrictions
             (includes 7 Sub-Proposals) regarding:
         3.a.  Borrowing.                                                              []      []       []
         3.b.  Underwriting.                                                           []      []       []
         3.c.  Lending.                                                                []      []       []
         3.d.  Industry concentration.                                                 []      []       []
         3.e.  Real Estate and Commodities.                                            []      []       []
         3.f.  Senior Securities                                                       []      []       []
         3.g.  Diversification                                                         []      []       []

Proposal 4 - Elimination of certain of the Fund's fundamental investment restrictions. []       []      []

Proposal 5 - Adoption of a Rule 12b-1 Distribution Plan.                               []       []      []

Proposal 6 - Reorganization of the Fund from a Maryland corporation
             to a Delaware business trust.                                             []       []      []

Proposal 7 - Grant the proxyholders authority to vote upon any other business that
             may properly come before the Meeting or any adjournments thereof.         []      []       []




    IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY/VOTING INSTRUCTION...TODAY